OCEANEERING RETIREMENT INVESTMENT PLAN

                   (As Amended and Restated Effective July 1, 1995)




































          HOU01A:316781.5
                 008939.0157



                        OCEANEERING RETIREMENT INVESTMENT PLAN

                   (As Amended and Restated Effective July 1, 1995)


                                      I N D E X

                                                                       Page


          ARTICLE I    DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . 3
          Section:
              1.1      Definitions  . . . . . . . . . . . . . . . . . . . 3
                       Affiliate  . . . . . . . . . . . . . . . . . . . . 3
                       Adjustment Date  . . . . . . . . . . . . . . . . . 3
                       Authorized Leave of Absence  . . . . . . . . . . . 3
                       Beneficiary  . . . . . . . . . . . . . . . . . . . 3
                       Break in Service . . . . . . . . . . . . . . . . . 3
                       Company  . . . . . . . . . . . . . . . . . . . . . 4
                       Committee  . . . . . . . . . . . . . . . . . . . . 4
                       Common Stock . . . . . . . . . . . . . . . . . . . 4
                       Compensation . . . . . . . . . . . . . . . . . . . 4
                       Disability . . . . . . . . . . . . . . . . . . . . 5
                       Effective Date . . . . . . . . . . . . . . . . . . 5
                       Employee . . . . . . . . . . . . . . . . . . . . . 5
                       Employer . . . . . . . . . . . . . . . . . . . . . 5
                       Employment Year  . . . . . . . . . . . . . . . . . 5
                       ERISA  . . . . . . . . . . . . . . . . . . . . . . 6
                       Fiduciaries  . . . . . . . . . . . . . . . . . . . 6
                       Forfeiture . . . . . . . . . . . . . . . . . . . . 6
                       Former Participant . . . . . . . . . . . . . . . . 6
                       Hours(s) of Service  . . . . . . . . . . . . . . . 6
                       Income . . . . . . . . . . . . . . . . . . . . . . 6
                       Participant  . . . . . . . . . . . . . . . . . . . 7
                       Participation  . . . . . . . . . . . . . . . . . . 7
                       Plan . . . . . . . . . . . . . . . . . . . . . . . 7
                       Plan Year  . . . . . . . . . . . . . . . . . . . . 7
                       Service  . . . . . . . . . . . . . . . . . . . . . 7
                       Trust or Trust Fund  . . . . . . . . . . . . . . . 7
                       Trustee  . . . . . . . . . . . . . . . . . . . . . 7
                       Year of Service  . . . . . . . . . . . . . . . . . 7
              1.2      Construction . . . . . . . . . . . . . . . . . . . 7

          ARTICLE II   PARTICIPATION AND SERVICE  . . . . . . . . . . . . 8
          Section:
              2.1      Participation  . . . . . . . . . . . . . . . . . . 8
              2.2      Notification of Eligible Employees . . . . . . . . 9
              2.3      Participant Applications . . . . . . . . . . . . . 9
              2.4      Transfers and Authorized Leaves of Absence . . . . 9
              2.5      Re-Employment; Certain Account Reinstatements  . . 9
              2.6      Service for Former Eastport Employees  . . . . .  10

          ARTICLE III  CONTRIBUTIONS AND FORFEITURES  . . . . . . . . .  11
          Section:
              3.1      Employer Contributions . . . . . . . . . . . . .  11
              3.2      Deferred Contributions . . . . . . . . . . . . .  12

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              3.3      Withdrawals  . . . . . . . . . . . . . . . . . .  14
                       (A)    Voluntary and Mandatory Contributions . .  14
                       (B)    Rollover Contributions  . . . . . . . . .  14
                       (C)    Pre 1985-Employer Contribution Account  .  14
                       (D)    Hardship Withdrawals  . . . . . . . . . .  14
              3.4      Disposition of Forfeitures . . . . . . . . . . .  16

          ARTICLE IV   ALLOCATIONS TO PARTICIPANTS' ACCOUNTS  . . . . .  17
          Section:
              4.1      Individual Accounts  . . . . . . . . . . . . . .  17
              4.2      Employer and Deferred Contributions  . . . . . .  17
              4.3      Forfeitures  . . . . . . . . . . . . . . . . . .  18
              4.4      Valuation of Trust Fund  . . . . . . . . . . . .  18
              4.5      Distributions Deducted from Participant's Account 18
              4.6      Income . . . . . . . . . . . . . . . . . . . . .  18
              4.7      Investment Funds . . . . . . . . . . . . . . . .  18
              4.8      Investment  Directions   by  Participants;   Employer
                       Contribution
                       Investment . . . . . . . . . . . . . . . . . . .  19
              4.9      Change of Investment of Account Balances . . . .  19
              4.10     Special   Provisions  Applicable   to  Eastport  Plan
                       Accounts . . . . . . . . . . . . . . . . . . . .  20
              4.11     Loans  . . . . . . . . . . . . . . . . . . . . .  20

          ARTICLE V    BENEFITS . . . . . . . . . . . . . . . . . . . .  23
          Section:
              5.1      Retirement . . . . . . . . . . . . . . . . . . .  23
              5.2      Death or Disability  . . . . . . . . . . . . . .  23
              5.3      Termination for Other Reasons  . . . . . . . . .  23
              5.4      Payments of Benefits . . . . . . . . . . . . . .  25
              5.5      Designation of Beneficiary . . . . . . . . . . .  26

          ARTICLE VI   TRUST FUND . . . . . . . . . . . . . . . . . . .  28

          ARTICLE VII  ADMINISTRATION . . . . . . . . . . . . . . . . .  29
          Section:
              7.1 Allocation of Responsibility among Fiduciaries for Plan and Trust
                        Administration  . . . . . . . . . . . . . . . .  29
              7.2      Appointment of Committee . . . . . . . . . . . .  29
              7.3      Records of Committee . . . . . . . . . . . . . .  29
              7.4      Committee Action; Agent for Process  . . . . . .  30
              7.5      Committee Disqualification . . . . . . . . . . .  30
              7.6      Committee Compensation, Expenses and Advisers  .  30
              7.7      Committee Liability  . . . . . . . . . . . . . .  30
              7.8      Committee Determinations . . . . . . . . . . . .  30
              7.9      Information from Employer  . . . . . . . . . . .  31
              7.10     General Powers of Committee  . . . . . . . . . .  31
              7.11     Uniform Administration . . . . . . . . . . . . .  31
              7.12     Reporting Responsibilities . . . . . . . . . . .  31
              7.13     Disclosure Responsibilities  . . . . . . . . . .  32
              7.14     Annual Statements  . . . . . . . . . . . . . . .  32
              7.15     Annual Audit . . . . . . . . . . . . . . . . . .  32

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              7.16     Presenting Claims for Benefits . . . . . . . . .  32
              7.17     Claims Review Procedure  . . . . . . . . . . . .  33
              7.18     Unclaimed Benefits . . . . . . . . . . . . . . .  34

          ARTICLE VIII   MISCELLANEOUS PROVISIONS . . . . . . . . . . .  35
          Section:
              8.1      Terms of Employment  . . . . . . . . . . . . . .  35
              8.2      Controlling Law  . . . . . . . . . . . . . . . .  35
              8.3      Invalidity of Particular Provisions  . . . . . .  35
              8.4      Non-Alienation of Benefits . . . . . . . . . . .  35
              8.5      Payments in Satisfaction of Claims of Participants35
              8.6      Impossibility of Diversion of Trust Fund . . . .  35
              8.7      Distributions Under Domestic Relations Orders  .  35
              8.8      Transition Period  . . . . . . . . . . . . . . .  36

          ARTICLE IX   TRUST AGREEMENT AND TRUST FUND . . . . . . . . .  37
          Section:
              9.1      Trust Agreement  . . . . . . . . . . . . . . . .  37
              9.2      Benefits Paid Solely from Trust Fund . . . . . .  37
              9.3      Committee Directions to Trustee  . . . . . . . .  37

          ARTICLE X    ADOPTION      OF      THE     PLAN      BY      OTHER
                       ORGANIZATIONS;SEPARATION   OF    THE   TRUST    FUND;
                       AMENDMENTAND     TERMINATION     OF     THE     PLAN;
                       ANDDISCONTINUANCE OF CONTRIBUTIONS TO THE
                       TRUST FUND . . . . . . . . . . . . . . . . . . .  38
          Section:
              10.1     Adoptive Instrument  . . . . . . . . . . . . . .  38
              10.2     Effect of Adoption . . . . . . . . . . . . . . .  38
              10.3     Separation of the Trust Fund . . . . . . . . . .  38
              10.4     Voluntary Separation . . . . . . . . . . . . . .  38
              10.5     Amendment of the Plan  . . . . . . . . . . . . .  39
              10.6     Effect of Amendment on Other Employers . . . . .  39
              10.7     Termination of the Plan  . . . . . . . . . . . .  39
              10.8     Liquidation  and  Distribution  of  Trust  Fund  upon
                       Termination  . . . . . . . . . . . . . . . . . .  39
              10.9     Effect    of   Termination   or   Discontinuance   of
                       Contributions  . . . . . . . . . . . . . . . . .  40
              10.10    Merger of Plan with Another Plan . . . . . . . .  40
              10.11    Rollover from Qualified Plans  . . . . . . . . .  41

          ARTICLE XI   LIMITATIONS ON BENEFITS  . . . . . . . . . . . .  42
          Section:
                       I.     Single Defined Contribution Plan  . . . .  42
                       II.    Two or More Defined Contribution Plans  .  43
                       III.   Defined  Contribution   and  Defined  Benefit
                       Plan . . . . . . . . . . . . . . . . . . . . . .  44
                       IV. Definitions  . . . . . . . . . . . . . . . .  46

          ARTICLE XII  TOP-HEAVY PLAN REQUIREMENTS  . . . . . . . . . .  49
          Section:
              12.1     General Rule . . . . . . . . . . . . . . . . . .  49
              12.2     Vesting Provisions . . . . . . . . . . . . . . .  49
              12.3     Minimum Contribution Provisions  . . . . . . . .  49

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              12.4     Limitation on Contributions  . . . . . . . . . .  50
              12.5     Coordination with Other Plans  . . . . . . . . .  50
              12.6     Distributions to Certain Key Employees . . . . .  51
              12.7     Determination of Top-Heavy Status  . . . . . . .  51

          ARTICLE XIII   TESTING OF CONTRIBUTIONS . . . . . . . . . . .  56
          Section:
              13.1     Definitions  . . . . . . . . . . . . . . . . . .  56
              13.2     Actual Deferral Percentage . . . . . . . . . . .  57
              13.3     Actual Deferral Percentage Limits  . . . . . . .  58
              13.4     Reduction of  Pre-Tax Contribution  Rates by Leveling
                       Method . . . . . . . . . . . . . . . . . . . . .  58
              13.5     Increase in Pre-Tax Contribution Rates . . . . .  59
              13.6     Excess Pre-Tax Contributions . . . . . . . . . .  59
              13.7     Aggregation of  Family  Members  in  Determining  the
                       Actual Deferral Ratio  . . . . . . . . . . . . .  60
              13.8     Contribution Percentage  . . . . . . . . . . . .  60
              13.9     Contribution Percentage Limits . . . . . . . . .  61
              13.10    Treatment of Excess Aggregate Contributions  . .  62
              13.11 Aggregation of Family Members in Determining the Actual Contribution
                       Ratio  . . . . . . . . . . . . . . . . . . . . .  63
              13.12    Multiple Use of Alternative Limitation . . . . .  64

          ARTICLE XIV  TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION . . .  65
          Section:
              14.1     Transfer . . . . . . . . . . . . . . . . . . . .  65
              14.2     Definitions  . . . . . . . . . . . . . . . . . .  65


























          HOU01A:316781.5
                 008939.0157



                        OCEANEERING RETIREMENT INVESTMENT PLAN

                   (As Amended and Restated Effective July 1, 1995)


                                       PURPOSE

                       Effective    as   of   April 1,   1982,   Oceaneering
          International,  Inc.  established the  Oceaneering International,
          Inc.   Employees  Stock   Purchase  Plan   and  contemporaneously
          therewith executed a trust agreement to enable eligible employees of the Company and its participating subsidiaries to share in the Company's profits and to establish for their benefit a savings fund.

                       Effective    as   of    June 1,   1983,   Oceaneering
          International,   Inc.  amended   and  restated   the  Oceaneering
          International, Inc. Employees Stock Purchase Plan (the "Plan") in order to merge the Employee Savings and Investment Plan for Employees of Oceaneering International, Inc. into the Plan which thereafter was known as the Oceaneering International, Inc. Employees Stock Purchase and Savings Plan.

                       Effective  as   of  June 1,   1983  the   Oceaneering
          International,   Inc.  Employees   Stock   Purchase  Plan   Trust
          (the "Trust"),  which   is  administered  pursuant  to   a  trust
          agreement and which is intended to form a part of the Plan, was amended and restated to reflect the merger of the Employee
          Savings  and  Investment  Plan   for  Employees  of   Oceaneering
          International, Inc. into the Plan and the Trust.

                       Effective January 1, 1984 the Plan was amended to comply with the Tax Equity and Fiscal Responsibility Act of 1982.

                       Effective January 1, 1985 the Plan was amended and restated to comply with the provisions of the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984.

                       The Plan was amended and restated to change the name of the Plan to the Oceaneering Retirement Investment Plan, effective July 1, 1985, and to add a cash or deferred arrangement as provided for under Section 401(k) of the Internal Revenue Code, effective October 1, 1985.

                       The Plan was amended effective January 1, 1987 to comply with the provisions of the Tax Reform Act of 1986 and to make certain other changes therein.

                       The Plan was amended and restated in order to incorporate all prior amendments, comply with the Tax Reform Act of 1986 and to make certain other changes therein effective January 1, 1994.

                       Effective July  1, 1995, the  Plan is hereby  amended
          and  restated  in  order  to   provide  for  daily  valuation  of
          participant s accounts, to  incorporate new investment funds,  to

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          include  loan  provisions  and  to  make  certain  other  changes therein.

                       Effective July 1, 1995, the Company terminated the trustee and the trust related to the Plan, appointed CG Trust Company ( CIGNA ) as the Trustee of the Plan, and adopted the Agreement of Trust between the Company and CIGNA.

                       The  Plan and  the  Trust are  intended  to  meet the
          requirements  of  Sections 401(a),  401(k)   and  501(a)  of  the
          Internal Revenue Code of 1986, and the Employee Retirement Income Security Act of 1974, as either may be amended from time to time.
          The   Plan   is   a   profit-sharing   plan   for   purposes   of
          Section 401(a)(27) of the Internal Revenue Code of 1986, as amended.










































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                                      ARTICLE I

                             DEFINITIONS AND CONSTRUCTION

               1.1 Definitions: The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

                    Affiliate: A corporation or other trade or business which, together with an Employer, is "under common control" within the meaning of Section 414(b) or (c), as modified by
          Section 415(h) of the Code; any organization (whether or not incorporated) which, together with an Employer, is a member of an "affiliated service group" within the meaning of Section 414(m) of the Code; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

                    Adjustment Date: Any date on which the New York Stock Exchange is open for trading and any date on which the value of the assets of the Trust Fund is determined by the Trustee pursuant to Section 4.4 The last business day of December of each Plan Year shall be the "Annual Adjustment Date."

                    Authorized Leave of Absence: Any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. Absence due to service in the Armed Forces of the United States shall be deemed an authorized leave of absence only to the extent required by federal law and then only if the individual complies with all prerequisites of such federal law, including return to employment with an Employer within the period provided by such applicable federal law.

                    Beneficiary: A person or persons (natural or otherwise) designated by a Participant in accordance with the provisions of Section 5.5 to receive any death benefit which shall be payable under this Plan. If a Participant has a spouse, then unless the spouse consents as set forth in Section 5.5 hereof the spouse shall always be the Beneficiary of the Participant.

                    Break in Service: An Employment Year within which a Participant completes less than 501 Hours of Service. Solely for purposes of determining whether a Participant has a Break in Service for eligibility or vesting purposes, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason

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          of the placement  of a  child with the  individual in  connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning
          immediately following  such birth  or placement.    The hours  of
          service credited under this paragraph shall be credited (i) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (ii) in all other cases, in the following computation period. No more than 501 Hours of Service shall be credited for any single such absence.

                    Company: Oceaneering International, Inc., a Delaware corporation.

                    Committee:  The   Administrative   Committee  appointed
          pursuant to Section 7.2 to administer the Plan.

                    Common   Stock:  The   Common   Stock  of   Oceaneering
          International, Inc., par value $0.25.

                    Compensation:  The total of  gross earnings,  including
          payments for commissions, overtime, shift premiums, depth premiums, and completion, incentive and executive compensation bonuses, but excluding payments for foreign housing, consumables, schooling, overseas or hardship allowances, reimbursements of expenses, taxes, or moving allowances, income realized or deemed to be realized from the exercise of stock options or other compensation under stock bonus or thrift or other such plans, and any other payments or allowances of any kind for foreign or domestic service not a function of direct salary or pay based on service or performance; provided that, for purposes of allocating the Employer's contribution for the Plan Year in which a Participant begins or resumes Participation, Compensation paid before his Participation began or resumed shall be disregarded. Unmatched Deferred Contributions and Matched Deferred Contributions authorized by a Participant pursuant to a salary reduction agreement shall be considered Compensation for purposes of the Plan. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the Compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                    If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the Compensation limit in effect for that prior determination period. For this purpose,

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          for determination periods  beginning before the first  day of the first Plan Year beginning on or after January 1, 1994, the Compensation limit is $150,000. For purposes of applying the $150,000 limit on Compensation, the family unit of an Employee who either is a 5% owner or is both a highly compensated employee and one of the ten most highly compensated employees will be treated as a single Employee with one Compensation, and the $150,000 limit will be allocated among the members of the family unit in proportion to the total Compensation of each member of the family unit. For this purpose, a family unit consists of the Employee who is a 5% owner or one of the ten most highly compensated employees, the Employee's spouse, and the Employee's lineal descendants who have not attained age 19 before the close of the year.

                    Deferred Contribution: The amount contributed pursuant to the Participant s deferral election by the Employer in accordance with Section 3.2.

                    Disability: A physical or mental condition which, in the judgment of the Committee, based upon medical reports and other evidences satisfactory to the Committee, presumably permanently prevents an Employee from satisfactorily performing the duties of any occupation or job for which such Employee is reasonably fitted or otherwise qualified by reason of his training, education or experience.

                    Effective Date: July 1, 1995, the date on which the provisions of this amended and restated Plan first become effective.

                    Employee: Any person who, on or after the Effective Date, is receiving remuneration for personal services rendered to the Employer or an Affiliate (or who would be receiving such remuneration except for an Authorized Leave of Absence). On and after January 1, 1987, any person who is otherwise not an Employee who pursuant to an agreement between an Employer or an Affiliate ("recipient") and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with
          Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer, is a "leased employee" and shall be considered an Employee, unless (i) the leased employee is covered by a money purchase pension plan of the leasing organization providing: (1) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, 402(a)(8), 402(h) or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20% of the recipient's non-highly compensated workforce. If a leased employee is treated as an Employee, contributions or benefits provided the leased employee by the

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          leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

                    Employer: Oceaneering International, Inc., a Delaware corporation, each division thereof, and its Affiliates which have adopted the Plan and become an Approved Organization in accordance with Section 10.1 and as listed on Schedule A hereto.

                    Employer  Contribution:  Contributions   made  by   the
          Employer on behalf of Participants pursuant to Section 3.1 of the Plan.

                    Employment Year: The 12-month period determined from the Employee's first performance of an Hour of Service and subsequent 12-month periods beginning on the anniversary of such Employee's performance of such Hour of Service; provided, however, that in the case of any Employee who incurs a Break in Service, upon such Employee's re-employment his Employment Year shall be deemed to commence on the date he first performs an Hour of Service after such Break in Service.

                    ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                    Fiduciaries: The Employer, the Committee, the Trustee and any Investment Manager appointed pursuant to the Plan and Trust, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in
          Section 7.1. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

                    Forfeiture: The portion of a Participant's Employer Contribution Account which is forfeited because of termination of employment before full vesting.

                    Former Participant: A Participant whose employment with the Employer has terminated but who has a vested account balance under the Plan which has not been paid in full.

                    Hours(s) of Service: An Hour of Service is each hour during an applicable computation period for which an Employee is directly or indirectly paid, or entitled to payment, by an Employer or an Affiliate for the performance of duties or for any period of Authorized Leave of Absence. Moreover, an Hour of Service is each hour, not in excess of 40 hours per week, during any period of unpaid Authorized Leave of Absence with an Employer or an Affiliate. Such Hours of Service shall be credited to the Employee for the computation period in which such duties were performed or in which such Authorized Leave of Absence occurred. An Hour of Service also includes each hour, not credited above, for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer or an Affiliate. These Hours of Service shall be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award, agreement

          HOU01A:316781.5
                 008939.0157



          or payment is made. In determining an Employee's total Hours of Service during a computation period, a fraction of an hour shall be deemed a full Hour of Service.

                    Hours of Service during the period prior to April 1, 1982 shall be determined from whatever records may be reasonably accessible to the Company and, if such records are insufficient, the Company may make whatever calculations are necessary to approximate Hours of Service for the period in a manner uniformly applicable to all Employees similarly situated.

                    Instead of counting and crediting actual hours worked, for purposes of determining the number of Hours of Service to be credited to an Employee, an Employee may be credited with 190 Hours of Service for each calendar month during which he has earned one Hour of Service. For purposes of determining the number of Hours of Service to be credited for reasons other than the performance of duties and for purposes of determining to which computation period Hours of Service earned under any provision of this Plan are to be credited, the provisions of Department of Labor Regulation para. 2520.200(b)-2(b) and (c) are hereby incorporated by reference as if fully set forth herein.

                    Income: The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund for any period, assets shall be valued on the basis of their fair market value. Income shall be separately determined for separate types of investments, including Common Stock and any investments effected through group annuity contracts or other products issued by insurance companies in order that the net gain or loss attributable to such investments be allocated only to the accounts of those Participants who are participating in such investments.

                    Participant:  An   Employee   who   has  qualified   to
          participate in  the Plan  in  accordance with  the provisions  of
          Article II.

                    Participation: The period commencing as of the date the Employee becomes a Participant and ending on the date his employment with the Employer and Affiliates terminated.

                    Plan: The Oceaneering Retirement Investment Plan as set forth in this document and as may be amended from time to time.

                    Plan Year: The 12-month period commencing on January 1 and ending on December 31.

                    Service:  A  Participant's  period  of   employment  or
          deemed employment with the Employer determined in accordance with
          Article II and Section 5.3.


          HOU01A:316781.5
                 008939.0157



                    Trust or Trust Fund: The fund known as the Oceaneering Retirement Investment Plan Trust, maintained in accordance with the terms of the trust agreement, as from time to time amended, which constitutes a part of this Plan.

                    Trustee: The corporation or individual appointed by the Board of Directors of the Company to administer the Trust.

                    Year of Service: An Employment Year during which the Employee had not less than 1,000 Hours of Service.

               1.2 Construction: The masculine gender, where appearing in the Plan shall be deemed to include the feminine gender, and the singular shall include the plural, unless the context clearly indicates to the contrary.










































          HOU01A:316781.5
                 008939.0157



                                      ARTICLE II

                              PARTICIPATION AND SERVICE

               2.1  Participation:

               A. Initial Eligibility: An Employee of Oceaneering International, Inc. (or of any Affiliate which has adopted the Plan with the consent of Oceaneering International, Inc. and become an Approved Organization) shall become eligible to become a Participant as of the first day of the calendar month next following twelve months from the date he first performed an Hour of Service.

               B. Eligibility Upon Re-Employment: Any Employee of Oceaneering International, Inc. (or any Affiliate which has adopted the Plan with the consent of Oceaneering International, Inc.) who is re-employed shall commence participation immediately if he had been a Participant during his prior period of Service or, if he had not been a Participant during his prior period of Service, shall commence participation after the elapse of twelve months from the date he first performed an Hour of Service.

               C. Temporary Employees Ineligible: Notwithstanding any other provision of this Plan, no temporary employee (as herein defined) shall be eligible to participate herein while on temporary status. For purposes of this Plan, a temporary employee is an employee who is hired in a temporary position. A temporary position is (i) a position which is expected by the respective Employer or Affiliate to be of limited duration or
          (ii) for a particular project upon the conclusion of which the employee is expected by the respective Employer or Affiliate to be terminated.

               D. Leased Employees Ineligible: Notwithstanding any other provision of this Plan, no leased employee (as defined in Article I) shall be eligible to participate herein.

               E. Former Eastport Plan Participants: Each individual who was a participant in the Eastport International, Inc. Employee's 401(k) Profit Sharing Plan on December 31, 1992, and is employed by the Company on such date ("Eastport Plan Participant") shall immediately be eligible to become a Participant in this Plan effective December 31, 1992.

               F. Former ILC Employees: Each Employee, who was formerly employed by ILC Space Systems, a division of ILC Dover, Inc. ("ILC") immediately prior to the transfer of assets from ILC to the Company on May 18, 1993, shall receive service credit for such Employee's last period of continuous employment with ILC immediately prior to the transfer of assets for purposes of Service requirements with respect to eligibility to participate in and vesting under this Plan.

               G. Former Multiflex, Inc. Employees: Effective May 2, 1994, each Employee, who was formerly employed by Multiflex,

          HOU01A:316781.5
                 008939.0157



          Inc., a Texas corporation ("Multiflex"), immediately prior to the Stock Purchase Agreement, dated March 4, 1994, among the Company, Oceaneering International Services Limited and Multiflex International, Inc. shall receive Service credit for such Employee's last period of continuous employment with Multiflex immediately prior to the transfer of assets for purposes of Service requirements with respect to eligibility to participate in and vesting under this Plan.

               2.2 Notification of Eligible Employees: The Committee, which shall be the sole judge of the eligibility of an Employee to participate under the Plan, shall notify each Employee of his initial eligibility to participate in the Plan.

               2.3  Participant  Applications:  Each   Employee  who  shall
          become eligible to become a Participant under the Plan, and who shall desire so to become a Participant, shall execute and file with the Committee an application to become a Participant in such form as may be prescribed by the Committee, agreeing to be bound by the terms and conditions of the Plan, and authorizing salary reductions for Deferred Contributions as provided in Article III hereof. An Employee who does not participate in the Plan when he first becomes eligible may commence such participation, if he is then otherwise eligible, as of the first day of any calendar month thereafter by signing and returning to the Committee an application, in the prescribed form, at least ten days prior to the first day of such calendar month. Once an Employee has commenced participation in the Plan he shall remain a Participant as long as he continues as an Employee of an Employer, is in an employment status covered by the Plan and has an account in the Trust Fund.

                    An Employee's application to become a Participant under the Plan shall include an election by the Participant concerning which of, and in what proportion, Deferred Contributions made in his behalf shall be invested in the particular Investment Fund alternatives described in Section 4.7 of this Plan.

               2.4 Transfers and Authorized Leaves of Absence: If a Participant is transferred to employment with an Affiliate that is not an Employer or to an employment classification with an Employer that is not covered by this Plan, his participation under the Plan shall be suspended; provided, however, that during the period of his employment in such ineligible position or with a non-participating Affiliate: (i) he may make no further Deferred Contributions, (ii) he shall continue to vest, (iii) his Employer Contribution Account shall receive no Employer Contribution allocations under Section 4.2 for periods during which he is not eligible to participate herein, and (iv) he shall continue to participate in the allocation of the Income of the Trust Fund as provided in Section 4.6.

                    If a Participant is on an Authorized Leave of Absence he shall discontinue participation until his return to active employment except that if regular payroll salary or wages are


          HOU01A:316781.5
                 008939.0157



          continued during such absence the Participant shall continue to participate during such absence.

               2.5 Re-Employment; Certain Account Reinstatements: Upon the re-employment of any individual who had previously been a Participant after five consecutive Breaks in Service, such a re-employed individual shall not be entitled to reinstatement of any Forfeiture incurred by reason of his prior termination of employment. Upon the re-employment of an individual who had previously been a Participant and prior to incurring five consecutive Breaks in Service, any prior Forfeiture incurred by reason of his termination of employment and a resulting distribution shall be reinstated as of his re-employment and thereafter held in his Employer Contribution Account.

               2.6 Service for Former Eastport Employees: For purposes of calculating Service under this Plan, a Participant who is a former Eastport employee shall receive credit for his Service with Eastport as defined in the Eastport Plan.






































          HOU01A:316781.5
                 008939.0157



                                     ARTICLE III

                            CONTRIBUTIONS AND FORFEITURES

               3.1  Employer  Contributions:  Each  Employer  shall make  a
          Contribution to the Trust Fund in cash or in Common Stock (but contributions of Common Stock may only be made to the extent Common Stock is required to fund Employer Contributions (including Deferred Contributions) to be invested in Common Stock or to the extent a restored account is to be invested in Common Stock) equal to (i) any amount required to restore benefits under
          Section 7.18, (ii) an amount equal to 100% of Matched Deferred Contributions that are to be invested in Common Stock, (iii) an amount equal to 50% of Matched Deferred Contributions that are to be invested among the available Investment Funds under
          Section 4.7 hereof (excluding Common Stock), (iv) an amount equal to the Deferred Contributions authorized by Participants, (v) any amount necessary to restore Forfeitures under Section 2.5, and
          (vi) such other amount as may be determined by the Employer. The Employer Contribution (except for amounts required to restore benefits under Section 2.5 or 7.18) shall be authorized by the Employer by adopting an appropriate resolution of its Board of Directors and announcing the contribution to Employees and either claiming such amount as a deduction on its federal income tax return or designating such amount in writing to the Trustee. The total of Employer and Deferred Contributions shall in no event exceed the maximum amount deductible from the Employer's income for such year under Section 404(a)(3)(A) of the Code plus any carried over credits which may have accrued under Section 404 of the Code.

                    The amount of the Employer Contribution in the case of Employer Contributions made in respect of the Matched Deferred Contributions that are invested in Common Stock shall be equal to 100% of such Matched Deferred Contributions and, in the case of Employer Contributions made in respect of Matched Deferred Contributions that are invested among all other Investment Funds (excluding Common Stock), shall be equal to 50% of such Matched Deferred Contributions.

                    Notwithstanding  the  foregoing   provisions  of   this
          Section 3.2, from and after January 1, 1996, if the Employer determines prior to the end of the Plan Year that the Plan may not satisfy the actual contribution percentage test for the Plan Year pursuant to Article XIII of the Plan, the Employer may require that the amount of the Employer Contribution being allocated to the accounts of Participants who are highly compensated employees be reduced to the extent necessary to prevent excess aggregate contributions from being made to the Plan. Although the Employer may reduce the amount of Employer Contribution that may be allocated to the account of a highly compensated employee, the affected Participants shall continue to participate in the Plan. The determination of whether an Employee is a highly compensated employee shall be determined in accordance with Code Section 414(q) in the determination year which shall be the Plan Year and the look-back year shall be the

          HOU01A:316781.5
                 008939.0157



          12-month period immediately preceding the determination year, or at the election of the Employer, may be the calendar year ending within the determination year. In applying the foregoing limitations to highly compensated employees, the Committee shall adopt such rules and procedures as it determines are necessary and appropriate in order to implement such limitations.

                    Any Employer Deferred Contribution or Deferred Contribution which is made by a mistake of fact may be returned to the Employer, upon the direction of the Committee, within one year after the payment of the Employer Deferred Contribution or Deferred Contribution.

                    All Employer Deferred Contributions and Deferred Contributions effected to this Plan are specifically conditioned upon their deductibility under Section 404 of the Code and to the extent such deduction is disallowed then, upon direction of the Committee, so much of such Employer Deferred Contribution and/or Deferred Contribution which is disallowed as a deduction shall be returned to the Employer not later than one year after the disallowance of the deduction.

                    Employer Deferred Contributions and Deferred Contributions may be made at any time before the due date of the Company's federal income tax return (including extensions thereof) for its fiscal year within which occurs the last day of the Plan Year for which such contributions are made.

               3.2 Deferred Contributions: Each Participant, so long as he remains a Participant, shall be permitted to elect a Deferred Contribution rate and have contributed to the Trust Fund an amount in 1% increments (or other incremental amounts determined by the Committee) from 1% to 16% of his Compensation for the Plan Year. Subject to the specific provisions of this Section 3.2, in the usual case Deferred Contributions not exceeding the first 6% of his Participant's Compensation shall be termed Matched Deferred Contributions and the excess of Deferred Contributions over Matched Deferred Contributions shall be termed Unmatched Deferred Contributions.

                    All Deferred Contributions must be made by payroll deduction in accordance with rules established by the Committee. All Deferred Contributions shall be paid over to the Trustee as soon as is practicable after withholding by payroll deduction. A change in the amount of Compensation of a Participant shall not change the percentage of his Compensation previously directed to be withheld under this Section 3.2.

                    A Participant may, by giving 10 days' advance written notice to the Committee, change the amount of his Deferred Contributions once every 30 days effective as of the first day of the next calendar month.

                    A Participant may elect at any time to totally suspend either his Unmatched Deferred or Matched Deferred Contributions and such suspension shall become effective for the first pay

          HOU01A:316781.5
                 008939.0157



          period next following receipt by the Committee of such notice of suspension if such notice is received at least ten days prior to the commencement of such pay period, otherwise the notice shall be effective for the next following pay period. In the event of a suspension, the Unmatched Deferred or Matched Deferred Contributions, or both, so suspended may not be resumed until the first day of the calendar month next following six calendar months from the date such contributions were discontinued. For any period which a Participant is suspended from participating in the Plan pursuant to the provisions of this Section 3.2, such a Participant shall nevertheless remain a Participant in the Plan and he shall participate, to the extent he is otherwise entitled, in Employer Contributions under the Plan and his Account will continue to share in Income of the Trust Fund during such period.

                    Notwithstanding  the  foregoing   provisions  of   this
          Section 3.2, on and after January 1, 1989 and prior to January 1, 1996, in the case of a highly compensated employee (within the meaning of Section 414(g) of the Code (i) no compensation in excess of $50,000 shall be considered for determining an amount of such Participant s Deferred Contribution rate and (ii) the maximum Deferred Contributions for such a Participant shall not exceed 6% of the Participant s Compensation (as limited by clause
          (i) hereof). From and after January 1, 1996, if the Employer determines prior to the end of the Plan Year that the Plan may not satisfy the actual deferral percentage test pursuant to
          Article XIII of the Plan for the Plan Year, the Employer may reduce the percentage rate of Compensation that a highly compensated employee has elected to defer pursuant to this
          Section 3.2 to the extent necessary to prevent excess contributions from being made to the Plan. Although the Employer may reduce the amount of Deferred Contribution that may be allocated to the account of a highly compensated employee, the affected Participants shall continue to participate in the Plan. When the situation that resulted in the reduction of Deferred Contributions ceases to exist, the Employer shall reinstate the amount of Deferred Contributions elected by the Participant to the fullest extent possible for all affected Participants in a nondiscriminatory manner. The determination of whether an Employee is a highly compensated employee shall be determined in accordance with Code Section 414(q) in the determination year which shall be the Plan Year and the look-back year shall be the 12-month period immediately preceding the determination year, or at the election of the Employer, may be the calendar year ending within the determination year. In applying the foregoing limitations to highly compensated employees, the Committee shall adopt such rules and procedures as it determines are necessary and appropriate in order to implement such limitations.

                    Notwithstanding  the  foregoing   provisions  of   this
          Section 3.2, a Participant's Deferred Contributions during any taxable year beginning after December 31, 1995, shall not exceed a maximum of $9,500 as adjusted by the Secretary of the Treasury to account for cost-of-living increases. In the event a Participant's Deferred Contributions exceed such limit, or in the event the Participant submits a written claim to the Committee,

          HOU01A:316781.5
                 008939.0157



          at the time and in the manner prescribed by the Committee, specifying an amount of Deferred Contributions that will exceed the applicable limit of Section 402(g) of the Code when added to amounts deferred by the Participant in other plans or arrangements, such excess (the "Excess Deferrals"), plus any income and minus any loss attributable thereto, shall be returned to the Participant by the April 15 of the following year. Such income shall include the allocable gain or loss for (i) the Plan Year in which the Excess Deferral occurred and (ii) the period from the end of that Plan Year to the date of distribution, and distribution shall first be applied to Unmatched Deferred
          Contributions and, upon their exhaustion, to Matched Deferred Contributions. The amount of any Excess Deferrals to be distributed to a Participant for a taxable year shall be reduced by excess Pre-Tax Contributions distributed pursuant to
          Article XIII for the Plan Year beginning in such taxable year. The income or loss attributable to the Participant's Excess Deferral for the Plan Year shall be determined by multiplying the income or loss attributable to the Participant's respective Deferred Contribution Account balance for the Plan Year (or relevant portion thereof) by a fraction, the numerator of which is the Excess Deferral and the denominator of which is the Participant's total respective Deferred Account balance as of the Valuation Date next preceding the date of return of the Excess Deferral. Unless the Committee elects otherwise, the income or loss attributable to the Participant's Excess Deferral for the period between the end of the Plan Year and the date of distribution shall be determined using the safe-harbor method set forth in Treasury Regulations to Section 402(g) of the Code, and shall be equal to 10% of the allocable income or loss for the Plan Year, calculated as set forth immediately above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For these purposes, distribution of an Excess Deferral on or before the 15th day of a calendar month shall be treated as having been made on the last day of the preceding month, and a distribution made thereafter shall be treated as having been made on the first day of the next month. Any Excess Deferrals not returned to the Participant by April 15 of the following year shall be treated as Annual Additions under
          Article XI of the Plan.

               3.3  Withdrawals:

                    (A) Voluntary and Mandatory Contributions: Upon written application to the Committee, a Participant may elect at any time to withdraw all or any portion of Voluntary Contributions in the Employee Contribution Account of such Participant (made pursuant to the provisions of the Plan in effect prior to October 1,
                1985), as adjusted for investment income, gain or loss, determined as of the Adjustment Date next following the filing of the election to withdraw by the Participant with the Committee. A Participant may elect at any time to withdraw all or any portion of Mandatory Contributions in the Employee Contribution Account of such Participant (made pursuant to the provisions of the Plan in effect

          HOU01A:316781.5
                 008939.0157



                prior to October 1, 1985), as adjusted for investment income, gain or loss, determined as of the Adjustment Date next following the filing of the election to withdraw with the Committee.

                    (B) Rollover Contributions: Upon written application to the Committee, a Participant may elect at any time to withdraw all or any portion of Rollover Contributions in such Participant s Rollover Account, as adjusted for investment income, gain or loss, determined as of the Adjustment Date next following the filing of the election to withdraw by the Participant with the Committee.

                    (C) Pre 1985-Employer Contribution Account: Upon written application to the Committee, a Participant may elect at any time to withdraw all or any portion of contributions in his Employer Contribution Account which are attributable to contributions made pursuant to the provisions of the Plan in effect prior to October 1, 1985. Provided, however, that no such withdrawal of Employer Contributions made prior to 1985 shall be permitted unless the Participant's Voluntary Contributions, Mandatory Contributions and/or Rollover Contributions are then or have previously been completely and fully withdrawn by the Participant. A Participant's request to withdraw any such Employer Contributions shall be subject to the consent of the Committee. Each such withdrawal from such Employer Contribution Account shall be made as of the Adjustment Date next following the date of the filing of election to withdraw with the Committee.

                    (D) Hardship Withdrawals: A Participant may at any time file with the Committee an appropriate written request for a hardship withdrawal of an amount equal to a specified portion of his vested Employer Contribution Account and Deferred Accounts; provided, however, that no such withdrawal shall be permitted (i) unless the Participant's Employee Contribution Account(s) (attributable to Voluntary and Mandatory Contributions) and/or Rollover Account is then or has previously been completely withdrawn by the Participant or (ii) to the extent such withdrawal would include Income allocated to his Deferred Accounts on or after January 1, 1989, and that on and after January 1, 1989, no such withdrawal shall be made from his Employer Contribution Account to the extent such withdrawal would include qualified matching contributions or qualified non-elective contributions, as defined in Section 1.401(k)-1(g)(7) of the Treasury Regulations, and any Income allocated thereto. A Participant's request to withdraw any amount from Employer Contribution Account or Deferred Accounts must be made in writing and shall be subject to the consent of the Committee. The basis for the Committee consenting to or refusing to consent to the Participant's request shall be that of demonstrated severe and immediate financial hardship of the Participant and other resources

          HOU01A:316781.5
                 008939.0157



                of  the  Participant  are   not  reasonably  available   to
                alleviate the hardship.

                    A Participant must have taken all distributions,  other
                than hardship distributions, and all nontaxable loans otherwise available under this Plan and all employee plans maintained by the Company. The amount of the hardship withdrawal shall be limited to that amount which the Committee determines to be required to meet the immediate financial need created by the hardship; provided however, the amount may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

                    The hardship withdrawal shall  be made in cash  as soon
                as practicable after the Participant submits the hardship request, and the dollar amount withdrawn shall be determined by reference to the value of the Deferred
                Contribution Account and the value of the Participant s vested interest in his Employer Contributions Account as of the Adjustment Date immediately preceding the date of withdrawal, plus the net dollar amount of his or her contributions for the month in which the withdrawal occurs. The Participant shall file a written request with the Committee specifying the reasons for the withdrawal, the amount of funds requested to be withdrawn, and the Account from which the withdrawal should be made. A Participant who receives such a hardship withdrawal shall be prohibited from making a Deferred Contribution under the Plan or elective contributions and employee contributions to all other plans maintained by the Employer for the 12 consecutive months following the date of distribution, and in addition, the dollar limitation on the Deferred Contribution described in Section 3.2 shall be reduced in the year following the hardship withdrawal by the amount of the Deferred Contribution made by the Participant in the Plan Year during which the withdrawal was made.

                    The following standards (or such other standards as may
                be acceptable under Treasury Regulations issued pursuant to Section 401(k) of the Code) shall be applied by the Committee on a uniform and nondiscriminatory basis in determining the existence of such a hardship:

                         (i) expenses for medical care previously incurred by the Participant or the Participant's spouse, children or other dependents (within the meaning of Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code;

                         (ii) costs directly related to the purchase of
                    a   principal   residence   for   the   Participant
                    (excluding mortgage payments);


          HOU01A:316781.5
                 008939.0157



                         (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or other dependents as defined in Section 152 of the Code; or

                         (iv) payments   necessary   to   prevent   the
                    eviction of the Participant from his principal residence, or foreclosure on the mortgage of the Participant's principal residence.

                    Any withdrawal shall be from such one or more of the investments in which the Participant's Accounts are invested as determined by the Committee in its sole discretion, but the Committee may determine to permit Participants to elect from which investments a less than total withdrawal shall be made.

               3.4 Disposition of Forfeitures: In the event of the termination of a Participant's employment, his Employer Contribution Account shall continue to be maintained (and receive Income allocations pursuant to Section 4.6). Upon the earlier of the terminated Participant's (i) receiving a distribution of the entire portion of the Account to which he is entitled under
          Section 5.3 (except, that if he is not so entitled to any such portion, he shall be deemed to have received such a distribution upon such termination of employment) or (ii) incurring five consecutive Breaks in Service, the portion of the Account to which he is not entitled shall become a Forfeiture and, as such, forfeited from the Account, valued as of the preceding Adjustment Date and available to reduce future Employer Contributions in accordance with the provisions of this Section. Upon a terminated Participant becoming re-employed by the Employer or an Affiliate prior to incurring five consecutive Breaks in Service but after incurring a Forfeiture, the amount of the Forfeiture, valued as of the Adjustment Date preceding the date forfeited and without adjustment for subsequent gains and losses, shall be reinstated in his Employer Contribution Account. In any Plan Year in which amounts are required to be credited to the Account of a previous Participant pursuant to the re-employment provisions of Section 2.5 or the unclaimed benefit provisions of
          Section 7.18 hereof, such amounts shall be charged against and deducted from Forfeitures otherwise available to reduce Employer Contributions for the Plan Year in which such amounts must be reinstated. To the extent that Forfeitures for any Plan Year exceed the amounts required to reinstate the Accounts of reinstated Participants, they shall be applied to reduce Employer Contributions for the Plan Year. In any Plan Year in which Forfeitures exceed the amount required as Employer Contributions, such excess shall be held in a suspense account (which shall not share in the Income of the Trust Fund) and applied until exhausted toward satisfying future Employer Contributions.






          HOU01A:316781.5
                 008939.0157



                                      ARTICLE IV

                        ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

               4.1 Individual Accounts: The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant, Former Participant and Beneficiary. Such records shall be in the form of individual accounts, and credits and charges shall be made to such accounts in the manner herein described.

                    Each Participant may have the following Accounts: An Employer Contribution Account, an Unmatched Deferred Contribution Account, a Matched Deferred Contribution Account and a Rollover Account. In addition, a Participant in the Plan as in effect prior to October 1, 1985, may also have a Mandatory Employee Contribution Account and a Voluntary Employee Contribution Account. The maintenance of individual accounts is only for accounting purposes, and a segregation of assets of the Trust Fund to each account shall not be required. Voluntary Employee Contribution Accounts, Mandatory Employee Contribution Accounts, Unmatched Deferred Accounts and Matched Deferred Accounts shall be non-forfeitable and fully vested at all times.

               4.2 Employer and Deferred Contributions: Deferred Contributions shall be allocated to the respective Participant Deferred Contribution Accounts of those Participants who elected salary reduction in order to have such Deferred Contributions made by the Employer.

                    Subject to the limitations of Section 3.1, the portion of the Employer Contribution effected to restore benefits as required under either Section 2.5 or 7.18 shall be allocated to the appropriate Participants entitled thereto. The remainder of the Employer Contribution (excluding Deferred Contributions) for any Plan Year shall be allocated to eligible Participants by dividing such remainder into two parts, one part each for those Employer Contributions that are made in respect of Matched
          Deferred Contributions invested in Common Stock and the other part consisting of those Employer Contributions that are made in respect of Matched Deferred Contributions that are invested among the available Investment Funds pursuant to Section 4.7 (excluding Common Stock). The amount of each Participant's share of the part of the Employer's Contribution that is made in respect of Matched Deferred Contributions invested in Common Stock is to be determined by multiplying the total of such Employer Contribution to be allocated times a fraction, the numerator of which is the Participant's Matched Deferred Contributions for the Plan Year that are to be invested in Common Stock and the denominator of which is the total of all eligible Participants' Matched Deferred Contributions for the Plan Year that are to be invested in Common Stock. The amount of each Participant's share in the part of the Employer's Contribution that is attributable to Matched Deferred Contributions invested among the available Investment Funds pursuant to Section 4.7 (excluding Common Stock) is to be determined by multiplying the total of such Employer Contribution

          HOU01A:316781.5
                 008939.0157



          to be allocated times a fraction, the numerator of which is the Participant's Matched Deferred Contributions for the Plan Year which have been or are to be invested among the available Investment Funds pursuant to Section 4.7 (excluding Common Stock) and the denominator of which is the total of all eligible Participants' Matched Deferred Contributions which have been or are to be invested among the available Investment Funds pursuant to Section 4.7 (excluding Common Stock) for the Plan Year. Any amount of Employer Contribution allocated to a Participant shall be allocated to his Employer Contribution Account.

                    Allocation of Employer, including Deferred, Contributions may be effected as of any Adjustment Date determined by the Committee; provided, however, that all Employer, including Deferred, Contributions shall be allocated, unless allocated earlier in the Plan Year, as of the December 31 Adjustment Date.

               4.3 Forfeitures: As of the end of each Plan Year, Forfeitures, which have become available for distribution during such Plan Year, shall be credited to the obligation of the Employer to effect Employer, including Deferred, Contributions.

               4.4 Valuation of Trust Fund: A valuation of the Trust Fund shall be made as of each annual Adjustment Date and such valuation shall be based upon the current market value of the Trust Fund. The Committee may in its discretion require that an Adjustment Date with a determination of asset value occur on any other date during the Plan Year that the Committee deems a valuation to be advisable. Any such interim valuation shall be exercised on a uniform and non-discriminatory basis. For the purposes of each such valuation, the assets of each Investment Fund shall be valued at their respective current market values, and the amount of any obligations for which the Investment Fund may be liable, as shown on the books of the Trustee, shall be deducted from the total value of the assets.

               4.5 Distributions Deducted from Participant's Account: The amount of any benefits paid to or for the account of any Participant shall be debited to his Account as of the Adjustment Date preceding the date paid.

               4.6 Income: The Income of the Trust Fund for each Adjustment Date shall be divided among the available Investment Funds pursuant to Section 4.7 in order that the Income attributable to each of these respective categories of investments is allocated only to such investments and thereafter shall be further allocated to the Accounts of Participants, Former Participants and Beneficiaries who had unpaid balances in their Accounts in the appropriate investment category on the Adjustment Date in proportion to the balances in such Accounts on the day after the next preceding Adjustment Date, but after first reducing each such Account balance by any distributions from the Account since the next preceding Adjustment Date. If, upon termination of employment of a Participant, a change of 10% or more in the value of the assets of any category of investments of

          HOU01A:316781.5
                 008939.0157



          the Trust Fund has occurred since the last Adjustment Date, the Committee shall instruct the Trustee to determine the Income attributable to the particular category of investment since the last Adjustment Date in which event the Accounts of any Participant whose employment terminates prior to the next Adjustment Date shall be adjusted to reflect this determination.

               4.7 Investment Funds: The Trustee shall divide the Trust Fund into separate Investment Funds for investment purposes as set forth on Schedule B hereto. Contributions shall be paid into the Investment Funds in accordance with the provisions of Sections 4.8 and 4.9, as certified to the Trustee by the Committee. Except as otherwise provided herein, interest, dividends and other income and all profits and gains produced by each such Investment Fund shall be paid into such Investment Fund, and such interest, dividends and other income or profits and gains, without distinction between principal and income, may be invested and reinvested but only in the property hereinabove specified for the particular Investment Fund.

               4.8 Investment Directions by Participants; Employer Contribution Investment: Each Participant shall file a written investment election (including amendments of such investment election as contemplated by this Plan) with the Committee in the manner prescribed by it, which shall direct the amount of his Deferred Contributions and Rollover Accounts and all Income of the Trust allocable to such contributions, in such percentages (in increments of 1%) as he may designate among the Investment Funds.

                    Once a Participant makes an election to direct his Deferred Contributions and Rollover Accounts, such an election shall remain in effect until it is changed by the Participant pursuant to the procedures in this Section 4.8.

                    An initial direction of investments for Rollover Accounts and Deferred Contributions Accounts pursuant to an election under Section 3.2 shall be made upon at least ten days' notice to be effective as of the first day of the following calendar month. Any change of investment direction with respect to unallocated Deferred Contributions may be made once every 30 days by providing advance notice and shall be effective only with respect to those contributions that are allocated on or after the Trustee receives from the Committee such written notice of change of investment election.

                    The Employer Contributions (excluding Deferred Contributions) made with respect to Deferred Contributions that are invested in Common Stock and any Income of the Trust Fund allocable to such contributions shall initially be invested in Common Stock. The Employer Contributions (excluding Deferred Contributions) that are invested in any Investment Fund other than Common Stock of the Employer, and all Income of the Trust Fund allocable to such contributions shall be invested in such percentages which correspond to the Participant's election of Investment Funds with respect to his Deferred Contributions.

          HOU01A:316781.5
                 008939.0157



                    All investment elections may be subject to such limitations, determined as either a dollar amount or as a percentage of contributions, as the Committee may determine is necessary or appropriate in order to facilitate the orderly and prudent operation of the Plan and shall be subject to such notice requirements as the Committee may determine are necessary or appropriate.

               4.9 Change of Investment of Account Balances: Once each 30 days via the Plan's telephone exchange system, each Participant may elect to transfer his existing Account balances among the available Investment Funds (in 1% increments), provided that such transfer election shall be made no more than twelve times per calendar year. In addition, any such election shall be subject to such further terms and conditions as the Committee may determine to be necessary or appropriate, including dollar or percentage limitations on amounts of funds transferred, in order to facilitate the orderly and prudent operation of the Plan.

                    In the event a Participant elects to transfer funds out of an Investment Fund, then any charge attributable to such transfer, including a withdrawal, such as a market value discount imposed under the terms of a guaranteed investment contract, shall be imposed upon and borne solely by the account of the Participant who is making the withdrawal.

               4.10      Special  Provisions  Applicable  to Eastport  Plan
          Accounts: The Committee shall instruct the Trustee to accept a transfer of the full account balance as of December 31, 1992 of each individual who was a participant in the Eastport Plan as of December 31, 1992. Such transferred assets shall be allocated to Participant Accounts in the Plan as follows:

                    (a) Eastport Plan assets attributable to a Participant's pre-tax employee contributions made under the Eastport Plan which amounts were not subject to a matching employer contribution shall be transferred to and held thereafter in the Participant's Unmatched Deferred Contribution Account.

                    (b)  Eastport  Plan  assets  attributable   to  a
                Participant's pre-tax employee contributions made under the Eastport Plan which amounts were subject to a matching employer contribution shall be transferred to and held thereafter in the Participant's Matched Deferred Contribution Account.

                    (c) Eastport Plan assets attributable to employer matching contributions made under the Eastport Plan for a Participant shall be transferred to and held thereafter in the Participant's Employer Contribution Account.

                    (d)  Eastport   Plan   assets   attributable   to
                employer   profit-sharing  or   other   discretionary

          HOU01A:316781.5
                 008939.0157



                contributions made under the Eastport Plan for a Participant shall be transferred to and held thereafter in the Participant's Employer Contribution Account.

                    (e) Eastport Plan assets attributable to a rollover into the Eastport Plan by a Participant shall be transferred to and held thereafter in the Participant's Rollover Account.

          Each Eastport Plan Participant who has an outstanding loan under the Eastport Plan shall be required to repay such loan in accordance with the terms of the Eastport Plan documents, Eastport Plan Loan Policy and the loan agreement signed by the Participant.

               4.11 Loans: Effective January 1, 1996, a Participant who is an Employee and, to the extent not resulting in discrimination prohibited by Section 401(a)(4) of the Code, any other Participant or any Beneficiary (including an "alternate payee" within the meaning of Code Section 414(p)(8)) who is a "party in interest" with respect to the Plan within the meaning of ERISA Section 3(14) and who must be eligible to obtain a Plan loan in order for the exemption set forth in 29 C.F.R. Section 2550.408b-1 to apply to the Plan, (hereinafter "Borrower"), may make application to the Committee to borrow from the vested portion of his Employer Contribution Account, Unmatched Deferred Contribution Account, Matched Deferred Contribution Account, Rollover Account, Mandatory Employee Contribution Account, and Voluntary Employee Contribution Account maintained by or for the Borrower in the Trust Fund, and the Committee in its sole discretion may permit such a loan. Loans shall be granted in a uniform and nondiscriminatory manner on terms and conditions determined by the Committee which shall not result in more favorable treatment of highly compensated employees and shall be set forth in written procedures promulgated by the Committee in accordance with applicable governmental regulations. All such loans shall also be subject to the following terms and conditions:

                    (a) The amount of the loan when added to the amount of any outstanding loan or loans to the Borrower from any other plan of the Employer or an Affiliate which is qualified under Code
                Section 401(a)  shall  not  exceed   the  lesser   of
                (i) $50,000, reduced by the excess, if any, of the highest outstanding balance of loans from all such plans during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made or (ii) fifty percent (50%) of the present value of the Borrower's vested Account balance under the Plan. In no event shall a loan of less than $1,000 be made to a Borrower. A Borrower may not initiate a loan more than once each calendar year; nor may a Borrower

          HOU01A:316781.5
                 008939.0157



                have more than one (1) loan for the purchase of a principal residence and one (1) loan for any other purpose outstanding at a time under this Plan.

                    (b) The loan shall be for a term not to exceed five years, unless the loan is used to acquire any dwelling unit which within a reasonable time is to be used as a principal residence of the Borrower. A loan for the purchase of a principal residence shall be for a term not to exceed 10 years. The loan shall be evidenced by a note signed by the Borrower. The loan shall be payable in periodic installments and shall bear interest at a reasonable rate which shall be determined by the Committee on a uniform and consistent basis and set forth in the procedures in accordance with applicable governmental regulations. Payments by a Borrower who is an Employee receiving compensation from the Employer will be made by means of payroll deduction from the Borrower's compensation. If the Borrower is not receiving compensation from the Employer, the loan repayment shall be made in accordance with the terms and procedures established by the Committee. A Borrower may repay an outstanding loan in full at any time.

                    (c) In the event an installment payment is not paid within 7 days of the scheduled due date, the Committee shall give written notice to the Borrower sent to his last known address. If such installment payment is not made within the period set forth in applicable procedures, the Committee shall proceed with foreclosure in order to collect the full remaining loan balance or shall make such other arrangements with the Borrower as the Committee deems appropriate. Foreclosures need not be effected until occurrence of a distributable event under the terms of the Plan and no rights against the Borrower or the security shall be deemed waived by the Plan as a result of such delay.

                    (d) The unpaid balance of the loan, together with interest thereon, shall become due and payable upon the date of distribution of the Account or as set forth in the applicable procedures and the Trustee shall first satisfy the indebtedness from the amount payable to the Borrower or to the Borrower's Beneficiary before making any payments to the Borrower or to the Beneficiary.

                    (e) Any loan to a Borrower under the Plan shall be adequately secured. Such security shall include a pledge of a portion of the Borrower's right, title and interest in the Trust Fund which shall not exceed 50% of the present value of the Borrower's vested Account balance under the Plan as determined

          HOU01A:316781.5
                 008939.0157



                immediately after the loan is extended. Such pledge shall be evidenced by the execution of a promissory note by the Borrower which shall grant the security interest and provide that, in the event of any default by the Borrower on a loan repayment, the
                Committee shall be authorized to take any and all appropriate lawful actions necessary to enforce collection of the unpaid loan.

                    (f) A request by a Borrower for a loan shall be made via the Plan's telephone exchange system, shall be confirmed in writing to the Committee and shall specify the amount of the loan. If a Borrower's request for a loan is approved by the Committee, the Committee shall furnish the Trustee with written instructions directing the Trustee to make the loan in a lump-sum payment of cash to the Borrower.

                    (g) A loan to a Borrower shall be considered an investment of the separate Account(s) of the Borrower from which the loan is made. A record of the principal outstanding and interest accrued on the loan from time to time shall be maintained as the Participant's Loan Account. All loan repayments shall be credited as a reduction to the balance of the Loan Account when paid and thereafter reinvested exclusively in one or more of the Investment Funds in accordance with such Participant's investment election under Section 4.8.

                    (h) The administrative expense associated with the loan will be charged against the Participant's loan balance or to the Participant's Account from which the loan is made.























          HOU01A:316781.5
                 008939.0157



                                      ARTICLE V

                                       BENEFITS

               5.1 Retirement: If a Participant's employment with the Employers and Affiliates terminates at or after he attains the age of 55, the entire amount then in each of his Accounts shall be paid to him in accordance with Section 5.4. A Participant shall be fully vested in the amount in his Accounts upon attaining the age of 55 while in the service of an Employer or Affiliate.

               5.2 Death or Disability: In the event that a Participant's termination of employment is caused by his death or Disability, the entire amount then in each of his Accounts shall be paid to his Beneficiary in the case of his death or to him in the case of his Disability in accordance with Section 5.4 after receipt by the Committee of acceptable proof of death or Disability.

               5.3 Termination for Other Reasons: If a Participant's employment with the Employers and Affiliates terminates before age 55 for any reason other than Disability or death, the Participant shall be entitled to the sum of:

                    (a)  The entire amount  credited to  his Employee
                Contribution   Account  and   Deferred   Contribution
                Accounts; plus

                    (b) In the case of a Participant who timely elected under Section 10.5 to be covered by
                (ii) after the vesting schedule amendment to the Employees Stock Purchase Plan effective March 15, 1983, the amount determined under paragraph (ii) below, and in the case of a Participant who did not elect to be covered by (ii) or who was not eligible to be covered by (ii), the amount determined under
                (i) below:

                         (i)  An  amount  equal  to  his  "vested
                    percentage"  of   his  Employer  Contribution
                    Account balance determined in accordance with the following schedule:

                           Years of Service            Vested Percentage

                      Less than 1                                 0%
                      At least 1 but less than 2                 10%
                      At least 2 but less than 3                 20%
                      At least 3 but less than 4                 40%
                      At least 4 but less than 5                 60%
                      At least 5 but less than 6                 80%
                      6 or more                                 100%





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                 008939.0157



                         (ii) An  amount  equal  to  his  "vested
                    percentage"  of  his  Employer  Contribution
                    Account  balance.    Such  vested percentage
                    shall be determined on the date of his termination in accordance with the following schedule:

                               Plan Years Since
                             the Plan Year as of
                             Which the Employer
                    Contribution was Allocated         Vested Percentage

                              Less than 4               0%
                              4 or more               100%

                    provided, that, on and after January 1, 1989, if he is credited with at least 5
                    Years of Service, such vested percentage shall be 100%.

                    For purposes of  the vesting schedule above,
                    all Contributions of the  Employer shall  be
                    deemed  to  have been  allocated  as  of the
                    December 31  of the Plan Year  to which they
                    relate,  regardless  of  when  such Employer
                    Contribution  was   actually  made.      All
                    earnings     attributable     to    Employer
                    Contributions shall vest as if such earnings
                    had been allocated in  the same Plan Year as
                    the  Employer  Contributions  to  which such
                    earnings are attributable.   Any portion  of
                    each  of   the  Accounts  of  a   terminated
                    Participant in excess  of the vested portion
                    specified above shall be a Forfeiture, which
                    shall   be  disposed   of  as   provided  in
                    Section 3.4.

                    (c) For purposes of this Section 5.3, Years of Service shall include all of a Participant's Years of Service as defined in Article I hereof.

                    (d)  In the  event a Participant who  is not fully
               vested in his Employer Contribution Account has received a withdrawal or other distribution therefrom, the Participant's vested interest in his Employer Contribution Account at any relevant time shall be the amount X determined by the formula: X = P (AB+D) - D. For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the account balance at the relevant time; D is the amount of the prior distribution; and the relevant time is the time at which, under the Plan, the vested percentage in the Account cannot increase.



          HOU01A:316781.5
                 008939.0157



                 (e) Notwithstanding the foregoing, each Eastport Plan Participant who was 100% vested in his Employer Contribution and Regular Matching Contributions Accounts as defined in the Eastport Plan as of December 31, 1992 shall be 100% vested in his Employer Contribution Account in this Plan. An Eastport Plan Participant who had 0% vesting in his Employer Contribution and Regular Matching Contribution Accounts as defined in the Eastport Plan as of December 31, 1992, shall be vested in his Employer Contribution Account in this Plan in accordance with the schedule below which provides the greater percentage of vesting:

                    (i)     Years of Service           Vested Percentage

                         Less than 1                    0%
                         At least 1 but less than 2    10%
                         At least 2 but less than 3    20%
                         At least 3 but less than 4    40%
                         At least 4 but less than 5    60%
                         At least 5 but less than 6    80%
                         6 or more                    100%

                    (ii)                               Percent of
                       Years of Service         Non-Forfeitable Interest

                         Less than 1                    0%
                         1                              0%
                         2                              0%
                         3                              0%
                         4                              0%
                         5 or more                    100%

              5.4 Payments of Benefits: Upon a Participant's entitlement to payment of benefits under Section 5.1, 5.2 or 5.3, he shall be entitled to be paid the amount in his Accounts as soon as is practicable after the date causing the distribution to occur. If a Participant's benefit exceeds the $3,500, it will be paid prior to the earlier to occur of his Disability, death or attainment of age 55 only with his consent.

                    Payment of a Participant's benefits must commence within 60 days after the close of the Plan Year in which the latest of the following events occurs:

                    (a) The date the Participant attains the age of 55;

                    (b) The tenth anniversary of the year in which the Participant commenced participation in the Plan; or

                    (c) The Participant terminates his employment with the Employers and Affiliates;


          HOU01A:316781.5
                 008939.0157



          but, on and after January 1, 1989, in no event later than April 1 following the calendar year in which the Participant attains age 70 1/2, even if his employment has not terminated.

                    Any portion of a distribution attributable to investments in Common Stock shall be in the form of shares of Common Stock except that cash shall be paid in lieu of fractional shares and except that a Participant may elect to receive cash in lieu of any Common Stock.

                    Payment of a Participant's benefits shall commence no later than April 1 following the calendar year in which the
          Participant  attains   age  70 1/2,  and   in  the  event   of  a
          Participant's death, shall be completed not later than one year after the date of the Participant's death and shall otherwise satisfy the minimum distribution requirements under
          Section 401(a)(9) of the Code and the regulations thereunder. A Participant's benefits shall be paid in the form of a lump sum; provided, however, if a Participant's benefits exceed $3,500 at the time of distribution, he may elect to receive his benefits in the form of (i) a lump sum, (ii) installment payments (annually, quarterly or monthly) over a specified period of time, not exceeding the life expectancy of the Participant or the joint life and survivor expectancy of the Participant and his Beneficiary, or (iii) a combination thereof. Installment payments shall be made from a Participant's Accounts and the Investment Funds elected thereunder on a pro rata basis.

                    If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                    (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    (2)  the  Participant,  after  receiving   the  notice,
               affirmatively elects a distribution.

                    If a benefit is to be paid to a Participant before he attains age 59-1/2, the Participant shall be advised by the Committee that, pursuant to Section 72(t) of the Code, an additional income tax may be imposed equal to 10% of the portion of the amount paid which is included in his gross income.

              5.5 Designation of Beneficiary: Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Plan benefits are paid if he dies before receipt of all such benefits. Each Beneficiary designation shall be in the form prescribed by the Committee and will be effective only when

          HOU01A:316781.5
                 008939.0157



          filed with the Committee during the Participant's lifetime. Unless it is established to the satisfaction of the Committee that the Participant's spouse cannot be located, a Participant who is married may not designate anyone other than his spouse as a beneficiary except with the written consent of such spouse to the designation of a specific beneficiary, including any class of beneficiaries or contingent beneficiaries, and the designation of a specific benefit payment form, which may not be changed without spousal consent (or such written consent expressly permits designations by the Participant without further spousal consent), which consent must acknowledge that the spouse is waiving rights to receive benefits hereunder and which written consent must be witnessed by a Plan representative or a notary public. Any such consent by a spouse (or establishment that the spouse cannot be located) shall be only effective with respect to such spouse. A consent that permits designations by the Participant without further consent by the spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary and benefit payment form and that the spouse voluntarily elects to relinquish either or both of such rights. Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated beneficiary.

                    If any Participant fails  to designate a Beneficiary in
          the manner provided above or if the Beneficiary designated by a deceased Participant dies before him or before complete distribution of the Participant's benefits and in either event there is no spouse, the Committee, in its discretion, may direct the Trustee to distribute such Participant's benefits (or the balance thereof) to either:

                    (a) Any one or more or all of the next of kin of such Participant, and in such proportions as the Committee determines; or

                    (b) The estate of the last to die of such Participant and his Beneficiary or Beneficiaries.


















          HOU01A:316781.5
                 008939.0157



                                      ARTICLE VI

                                      TRUST FUND

                    All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants, Former Participants and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund to the extent not paid by the Employer and shall not revert to or inure to the benefit of the Employer.

                    Notwithstanding anything herein to the contrary, upon the Employer's request, a contribution may be returned to the Employer if permitted under Section 3.1 hereof.









































          HOU01A:316781.5
                 008939.0157



                                     ARTICLE VII

                                    ADMINISTRATION

              7.1 Allocation of Responsibility among Fiduciaries for Plan and Trust Administration: The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 3.1, and shall have the sole authority to appoint and remove the Trustee, members of the Committee, and any Investment Manager which may be provided for under the Trust, and to amend or terminate, in whole or in part, this Plan or the Trust. The Committee shall have the sole responsibility for the administration of this Plan which responsibility is specifically described in this Plan and the Trust Agreement. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust (except to the extent an Investment Manager is acting with respect to Trust Fund and except to the extent that any portion of assets are held by an insurance company pursuant to a group annuity or other contract), all as specifically provided in the Trust Agreement. Any Investment Manager shall have the sole responsibility for investment of the portion of the Trust Fund designated in the instrument appointing such Investment Manager. Any insurance company that has issued a contract which is the investment medium for the available Investment Funds under Section 4.7 hereof shall have the sole responsibility for the investment of the portion of the Trust Fund designated under the terms of the Plan to be invested in such contract. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action except as required by ERISA. It is intended under this Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

              7.2 Appointment of Committee: The Board of Directors of the Company shall appoint the Committee which shall consist of not less than three persons, who may be employees of the Company or an Affiliate, to act as Administrator of the Plan and Named Fiduciary under ERISA and to perform the administrative duties set forth herein. Each member of the Committee shall serve for such term as the Board of Directors of the Company may designate or until his death, resignation or removal by said Board. The Board of Directors of the Company shall promptly appoint

          HOU01A:316781.5
                 008939.0157



          successors to fill any vacancies in the Committee if such membership falls below three.

              7.3 Records of Committee: The Committee shall keep appropriate records of its proceedings and the administration of the Plan. The Committee shall make available to Participants and their beneficiaries for examination, during business hours, such records of the Plan as pertain to the examining person and such documents relating to the Plan as are required by ERISA.

              7.4 Committee Action; Agent for Process: Action may be taken by the Committee at any meeting where a majority of its members are present and at any such meeting any action may be taken which shall be approved by a majority of the members present. The Committee may also take any action without a meeting that is approved by a majority of the Committee members and is evidenced by a written document signed by a member of the Committee. The Committee may delegate any of its rights, powers and duties to any one or more of its members, or to any other person, by written action as provided herein, acknowledged in writing by the delegate or delegates. Such delegation may include, without limitation, the power to execute any document on behalf of the Committee. The Chairman of the Committee shall be agent of the Plan and the Committee for the service of legal process at the principal office of the Company in Houston, Texas.

              7.5 Committee Disqualification: A member of the Committee who may be a Participant shall not vote on any question relating specifically to himself.

              7.6 Committee Compensation, Expenses and Advisers: The members of the Committee shall serve without bond (unless otherwise required by law) and without compensation for their services as such. The Committee may select, and authorize the Trustee to compensate suitably, such attorneys, agents and representatives as it may deem necessary or advisable to the performance of its duties. All expenses of the Committee that shall arise in connection with the administration of the Plan shall be paid by the Company or by the Trustee out of the Trust Fund.

              7.7 Committee Liability: Except to the extent that such liability is created by ERISA, no member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his own part except for his own gross negligence or willful misconduct, nor for the exercise of any power or discretion in the performance of any duty assumed by him hereunder. The Company shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee's approval but excluding any excise tax assessed against any member or members of the Committee pursuant to the provisions of Section 4975 of the Code) arising from any act or omission of such member in connection with duties and responsibilities under the Plan,

          HOU01A:316781.5
                 008939.0157



          except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

              7.8 Committee Determinations: The Committee, on behalf of the Participants and their beneficiaries, shall enforce this Plan in accordance with its terms and shall have all powers necessary for the accomplishment of that purpose, including, but not by way of limitation, the following powers:

                    (a) To determine all questions relating to the eligibility of Employees to become Participants, the period of service of Participants and the annual compensation of Participants;

                    (b) To authorize in writing all disbursements by the Trustee from the Trust Fund;

                    (c)  To   interpret   and  construe   all   terms,
               provisions, conditions and limitations of this Plan and to reconcile any inconsistency or supply any omitted detail that may appear in this Plan in such manner and to such extent, consistent with the general terms of this Plan, as the Committee shall deem necessary and proper to effectuate the Plan for the greatest benefit of all parties interested in the Plan; and

                    (d)  To   make   and  enforce   such   rules   and
               regulations for the administration of the Plan as are not inconsistent with the terms set forth herein.

          The determination of any fact by the Committee, including the construction placed by the Committee upon the provisions of this Plan and whether or not arising out of a claim for benefits or review of a denied claim pursuant to Sections 7.16 and 7.17, shall be final, conclusive and binding upon all parties concerned, unless, and to the extent, found by a final judgment of a court of competent jurisdiction to have been arbitrary and capricious. In the course of making any such determination, the Committee shall be entitled to rely upon information furnished by a Participant, Employee, beneficiary, Employer, legal counsel for the Employer, Investment Manager or the Trustee.

              7.9 Information from Employer: To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee of all matters relating to the dates of employment of its Employees for purposes of determining eligibility of Employees to participate hereunder, the compensation of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require; and the Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's administration of the Trust Fund.

              7.10 General Powers of Committee: In addition to all other powers herein granted, and in general consistent with the

          HOU01A:316781.5
                 008939.0157



          provisions hereof, the Committee shall  have all other rights and
          powers   reasonably  necessary  to   supervise  and  control  the
          administration of this Plan.

              7.11 Uniform Administration: Whenever in the administration of the Plan, any action is required by an Employer or the Committee, including, but not by way of limitation, action with respect to eligibility of Employees, Contributions and benefits, such action shall be uniform in nature as applied to all persons similarly situated, and no action shall be taken which will discriminate in favor of Participants who are officers or shareholders of an Employer or highly compensated Employees.

              7.12 Reporting Responsibilities: As Administrator of the Plan under ERISA, the Committee shall file with the appropriate office of the Internal Revenue Service or the Department of Labor all reports, returns and notices required under ERISA, including, but not limited to, the plan description and summary plan description, annual reports and amendments thereof to be filed with the Internal Revenue Service and/or the Department of Labor, requests for determination letters, annual reports and registration statement required by Section 6057(a) of the Code.

              7.13 Disclosure Responsibilities: The Committee shall make available to each Participant and beneficiary such records, documents and other data as may be required under ERISA, and Participants or beneficiaries shall have the right to examine such records at reasonable times during business hours. Nothing contained in this Plan shall give any Participant or beneficiary the right to examine any data or records reflecting the compensation paid to, or relating to any account of, any other Participant or beneficiary, except as may be required under ERISA.

              7.14 Annual Statements: As soon as practicable after the end of each Plan Year, the Committee shall prepare and deliver to each Participant a written statement showing as of the December 31 year-end Adjustment Date:

                    (a) The balance in his Account in the Trust Fund as of the preceding December 31;

                    (b) The amount of Employer, including Deferred Contributions allocated to his Account for the Plan Year ending on such Adjustment Date;

                    (c) The adjustments to his Account to reflect his share of Income and expenses of the Trust Fund and appreciation or depreciation in Trust Fund assets during the Plan Year ending on such Adjustment Date; and

                    (d) The new balance in his Account as of that Adjustment Date.



          HOU01A:316781.5
                 008939.0157



              7.15 Annual Audit: If required by ERISA or requested by any Fiduciary, the Committee shall engage, on behalf of all
          Participants, an independent Certified Public Accountant who shall conduct an annual examination of any financial statements of the Plan and Trust and of other books and records of the Plan and Trust as the Certified Public Accountant may deem necessary to enable him to form and provide a written opinion as to whether the financial statements and related schedules required to be filed with the Internal Revenue Service and/or the Department of Labor or furnished to each Participant are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Plan Year.

              7.16 Presenting Claims for Benefits: Any Participant or any other person claiming under a deceased Participant, such as the spouse or beneficiary, may submit written application to the Committee for the payment of any benefit asserted to be due him under the Plan. Such application shall set forth the nature of the claim and such other information as the Committee may reasonably request. Promptly upon the receipt of any application required by this Section, the Committee shall determine whether or not the Participant or spouse or beneficiary involved is entitled to a benefit hereunder and, if so, the amount thereof and shall notify the claimant of its findings.

                    If a claim is wholly or partially denied, the Committee shall so notify the claimant within 90 days after receipt of the claim by the Committee, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the end of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render its final decision. Notice of the Committee's decision to deny a claim in whole or in part shall be set forth in a manner calculated to be understood by the claimant and shall contain the following:

                    (i)  the  specific  reason   or  reasons  for  the
               denial;

                    (ii) specific  reference  to  the  pertinent  Plan
               provisions on which the denial is based;

                    (iii)     a   description   of    any   additional
               material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                    (iv) an   explanation   of   the   claims   review
               procedure set forth in Section 7.17 hereof.



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          If notice  of denial is  not furnished, and  if the claim  is not granted within the period of time set forth above, the claim shall be deemed denied for purposes of proceeding to the review stage described in Section 7.17.

              7.17 Claims Review Procedure: If an application filed by a Participant or Beneficiary under Section 7.16 above shall result in a denial by the Committee of the benefit applied for, either in whole or in part, such applicant shall have the right, to be exercised by written application filed with the Committee within 60 days after receipt of notice of the denial of his application or, if no such notice has been given, within 60 days after the application is deemed denied under Section 7.16, to request the review of his application and of his entitlement to the benefit applied for. Such request for review may contain such additional information and comments as the applicant may wish to present. Within 60 days after receipt of any such request for review, the Committee shall reconsider the application for the benefit in light of such additional information and comments as the applicant may have presented, and if the applicant shall have so requested, shall afford the applicant or his designated representative a hearing before the Committee. The Committee shall also permit the applicant or his designated representative to review pertinent documents in its possession, including copies of the Plan document and information provided by the Company relating to the applicant's entitlement to such benefit. The Committee shall make a final determination with respect to the applicant's application for review as soon as practicable and in any event not later than 60 days after receipt of the aforesaid request for review, except that under special circumstances, such as the necessity for holding a hearing, such 60-day period may be extended to the extent necessary, but in no event beyond the expiration of 120 days after receipt by the Committee of such request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the applicant in writing, in a manner calculated to be understood by him, and shall set forth the specific reasons for the decision and specific references to the pertinent provisions of the Plan upon which the decision is based. If the decision on review is not furnished within the time period set forth above the claim shall be deemed denied on review.

              7.18 Unclaimed Benefits: If at, after, or during the time when a benefit hereunder is payable to any Participant, Beneficiary or other distributee, the Committee, upon request of the Trustee, or at its own instance, shall mail by registered or certified mail to such Participant, Beneficiary or distributee at his last known address a written demand for his then address or for satisfactory evidence of his continued life, or both, and if such Participant, Beneficiary or distributee shall fail to furnish the same to the Committee within two years from the mailing of such demand, then the Committee may, in its sole discretion, determine that such Participant, Beneficiary or other distributee has forfeited his rights to such benefit and may declare such benefit, or any unpaid portion thereof, terminated

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          as  if   the  death  of   the  distributee  (with   no  surviving
          Beneficiary)  had occurred on the  date of the  last payment made
          thereon,  or  on  the   date  such  Participant,  Beneficiary  or
          distributee first became entitled to receive benefit payments, whichever is later; provided, however, that such forfeited benefit shall be reinstated if a claim for the same is made by the Participant, Beneficiary or other distributee at any time
          thereafter.   Any forfeited  benefits shall be  reallocated as if
          they were an additional Company contribution made in the Plan Year of forfeiture. Any reinstatement shall be made out of funds specially contributed by the Company for such purposes.














































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                 008939.0157



                                     ARTICLE VIII

                               MISCELLANEOUS PROVISIONS

              8.1 Terms of Employment: The adoption and maintenance of the provisions of this Plan shall not be deemed to constitute a contract between any Employer and Employee, or to be a consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained shall be deemed to give to any Employee the right to be retained in the employ of an Employer or to interfere with the right of an Employer to discharge an Employee at any time, nor shall it be deemed to give to an Employer the right to require any Employee to remain in its employ, nor shall it interfere with any Employee's right to terminate his employment at any time.

              8.2 Controlling Law: This Plan and the Trust Agreement shall be construed, regulated and administered under the laws of the State of Texas.

              8.3 Invalidity of Particular Provisions: In the event any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted therein.

              8.4   Non-Alienation  of  Benefits:  Except  as  provided  in
          Section 3.3 and in Section 8.7, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

              8.5   Payments     in     Satisfaction    of     Claims    of
          Participants: Any payment or distribution to any Participant or his legal representative or any beneficiary in accordance with the provisions of this Plan shall be in full satisfaction of all claims under the Plan against the Trust Fund, the Trustee and the Employer. The Trustee may require that any distributee execute and deliver to the Trustee a receipt and a full and complete release as a condition precedent to any payment or distribution under the Plan.

              8.6   Impossibility      of      Diversion      of      Trust
          Fund: Notwithstanding any provision herein to the contrary, no part of the corpus or the income of the Trust Fund shall ever be used for or diverted to purposes other than for the exclusive benefit of the Participant or their beneficiaries or for the payment of expenses of the Plan. No part of the Trust Fund shall


          HOU01A:316781.5
                 008939.0157



          ever directly or indirectly revert to the Employer, except as provided in Section 3.1 hereof.

              8.7   Distributions       Under      Domestic       Relations
          Orders: Notwithstanding any other provision of this Plan, the Committee may direct the Trustee to comply with the provisions of a qualified domestic relations order (as defined in
          Section 414(p) of the Code) pursuant to this Section 8.7. When the Committee receives a domestic relations order, the Committee shall promptly notify the Participant and any other alternate payee of the receipt of such order and the Plan's procedures for determining the qualified status of domestic relations order. Within 60 days after receipt of such order the Committee shall determine whether the order is a qualified domestic relations order and notify the Participant and each alternate payee of such determination. If the Committee is unable to determine within such 60-day period whether the order is a qualified domestic relations order, the 60-day period may be extended for a reasonable period as determined by the Committee necessary in order to determine whether the order is a qualified domestic relations order.

                    During the period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, the Committee shall separate in a separate account of the Plan or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If within 18 months of the date on which the first payment would be required to be made under such order, the Committee determines that the order is a qualified domestic relations order, the Committee shall direct the separated amounts plus any income attributable thereto be distributed to the person or persons entitled thereto. If within the 18-month period the Committee is unable to determine whether the order is a qualified domestic relations order or the Committee determines that the order is not a domestic relations order then the Committee shall pay the separated amounts plus any earnings attributable thereto to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of such 18-month period shall be applied prospectively only.

                    To the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes of the Plan. If the Committee receives a qualified domestic relations order with respect to a Participant, the Committee may authorize the immediate distribution of the amount assigned to the Participant's former spouse pursuant to such order, to the extent vested and permitted by law, from the Participant's accounts.

              8.8 Transition Period: Notwithstanding any provision of the Plan to the contrary, during the period of transition in connection with a change in investment funds and recordkeeping

          HOU01A:316781.5
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          practices,  commencing  July 1,  1995  and  ending  on  or  about
          December 31, 1995  as  determined by  the Committee  in its  sole
          discretion,      the       following      restrictions      shall
          apply:  (i) Participants   may   not   change  their   investment
          directions with respect to future contributions or existing Account balances; and (ii) Participants may be limited in their
          ability  to  make  changes  in  the  amount  of   their  Deferred
          Contributions,   all  in  accordance   with  such  administrative
          procedures as may be decided by the Committee and communicated to
          Participants  during   said  transition  period.     Furthermore,
          withdrawals and distributions otherwise available under the Plan will be suspended during the transition period, except that
          hardship  withdrawals   under  Section   3.3  of  the   Plan  and
          distributions upon termination of service pursuant to Article V of the Plan shall be permitted during such transition period, all in accordance with such administrative procedures as may be decided by the Committee and communicated to Participants during said transition period.







































          HOU01A:316781.5
                 008939.0157



                                      ARTICLE IX

                            TRUST AGREEMENT AND TRUST FUND

              9.1 Trust Agreement: The Company shall enter into a Trust Agreement with a Trustee providing for the administration of the Trust Fund established in connection with this Plan by the Trustee, or by a successor trustee. The provisions of such Trust Agreement are incorporated herein by reference as fully as if set out herein. The Trustee shall be subject to direction by the Committee or an investment manager, or shall have such discretion with respect to management and control of Plan assets as specified by the Committee.

              9.2 Benefits Paid Solely from Trust Fund: All of the benefits provided to be paid shall be paid by the Trustee out of the Trust Fund to be administered under such Trust Agreement. No Fiduciary shall be responsible or liable in any manner for payment of any such benefits, and all Participants hereunder shall look solely to such Trust Fund and to the adequacy thereof for the payment of any such benefits of any nature or kind which may at any time be payable hereunder.

              9.3 Committee Directions to Trustee: The Trustee shall make only such distributions and payments out of the Trust Fund as may be directed by the Committee. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to any distributions and payments out of the Trust Fund and shall have discharged its obligation in that respect when it shall have sent certificates and checks or other papers by ordinary mail to such persons and addresses as may be certified to it by the Committee.

























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                 008939.0157



                                      ARTICLE X

                     ADOPTION OF THE PLAN BY OTHER ORGANIZATIONS;
                       SEPARATION OF THE TRUST FUND; AMENDMENT
                           AND TERMINATION OF THE PLAN; AND
                  DISCONTINUANCE OF CONTRIBUTIONS TO THE TRUST FUND

             10.1 Adoptive Instrument: Any organization may, with the approval of the Company, adopt and become an Employer under this Plan by executing and delivering to the Company and the Trustee an adoptive instrument specifying the classification of its Employees who are to be eligible to participate in the Plan and by agreeing to be bound as an Employer by all the terms of the Plan with respect to its eligible Employees. The adoptive instrument may contain such changes and variations in the terms of the Plan as may be acceptable to the Company. Any such Approved Organization which shall adopt this Plan shall designate the Company as its agent to act for it in all transactions affecting the administration of the Plan and shall designate the Committee to act for such Approved Organization and its Participants in the same manner in which the Committee may act for the Company and its Participants hereunder. The adoptive instrument shall specify the effective date of such adoption of the Plan and shall become, as to such Approved Organization and its Employees, a part of this Plan.

             10.2 Effect of Adoption: The following special provisions shall apply to all Employers:

                    (a) An Employee shall be considered in service while employed simultaneously or successively by one or more Employers or Affiliates.

                    (b)  The  transfer   of  an   Employee  from   one
               Employer or Affiliate to another Employer or Affiliate shall not be deemed a termination of service.

             10.3 Separation of the Trust Fund: A separation of the Trust Fund as to the interest therein of the Participants of any particular Employer may be made by the Company at any time. In such event, the Trustee shall set apart that portion of the Trust Fund which shall be allocated to such Participants pursuant to a valuation and allocation of the Trust Fund made in accordance with the procedures set forth in Section 4.4 hereof but as of the date when such separation of the Trust Fund shall be effective. Such portion may in the Trustee's discretion be set apart in cash or in kind out of the properties of the Trust Fund. That portion of the Trust Fund so set apart shall continue to be held by the Trustee as though such Employer had entered into the Trust Agreement as a separate Trust Agreement with the Trustee. Such Employer may in such event designate a new Trustee of its selection to act as Trustee under the Trust Agreement. Such Employer shall thereupon be deemed to have adopted the Plan as its own separate Plan, and shall subsequently have all such powers of amendment or modification of the Plan as are reserved herein to the Company.

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                 008939.0157



             10.4 Voluntary Separation: If any Employer shall desire to separate its interest in the Trust Fund, it may request such a separation in a notice in writing to the Company and the Trustee. Such separation shall then be made as of any specified date after service of such notice, and such separation shall be accomplished in the manner set forth in Section 10.3 above.

             10.5 Amendment of the Plan: The Company shall have the right to amend or modify this Plan and (with the consent of the Trustee) the Trust Agreement at any time and from time to time to any extent that it may deem advisable. Any such amendment or modification shall be set out in an instrument in writing duly authorized by the Board of Directors of the Company and executed by the Company. No such amendment or modification shall, however, increase the duties or responsibilities of the Trustee without its consent thereto in writing, or have the effect of transferring to or vesting in any Employer any interest or ownership in any properties of the Trust Fund, or of permitting the same to be used for or diverted to purposes other than for the exclusive benefit of the Participants and their beneficiaries. No amendment shall decrease the account of any Participant; and no amendment shall change the vesting schedule in Section 5.3 unless each Participant having not less than five, or on and after January 1, 1989, three, years of service is permitted to elect to have the vested portion of his account computed under the provisions of Section 5.3 without regard to the amendment. Such election shall be available during an election period which shall begin on the date such amendment is adopted and shall end on the latest of (i) the date 60 days after such amendment is adopted, (ii) the date 60 days after such amendment is effective, or (iii) the date 60 days after such Participant is issued written notice of the amendment by the Committee or the Employer. Notwithstanding anything herein to the contrary, the Plan or the Trust Agreement may be amended in such manner as may be required at any time to make it conform to the requirements of the Code, or of any United States statutes with respect to employees' trusts, or of any amendment thereto, or of any regulations or rulings issued pursuant thereto, and no such amendment shall be considered prejudicial to any then existing rights of any Participant or his beneficiary under the Plan.

             10.6 Effect of Amendment on Other Employers: Any amendment effected by the Company may be made without the consent of the other Employers, subject to the right of any such Employer to withdraw pursuant to Section 10.3 hereof. Any amendment effected by the Company shall be delivered within 30 days to each other Employer, and each other Employer shall be deemed to have consented to and accepted such amendment unless written notice of objection is delivered to the Company within 30 days of notice of said amendment.

             10.7 Termination of the Plan: A termination of the Plan as to any particular Employer (and only as to any such particular Employer) shall occur by the delivery to the Trustee of an instrument in writing approved and authorized by the Board of

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                 008939.0157



          Directors  of such Employer.   In such event,  termination of the
          Plan shall be effective as of any subsequent date specified in such instrument.

             10.8   Liquidation   and  Distribution  of   Trust  Fund  upon
          Termination: In the event a termination of the Plan in respect of any Employer shall occur, a separation of the Trust Fund in respect of the Participants of such Employer shall be made as of the effective date of such termination of the Plan in accordance with the procedure set forth in Section 10.3 hereof. Following separation of the Trust Fund in respect of the Participants of any Employer as to whom the Plan has been terminated, the properties of the Trust Fund, exclusive of any Common Stock, so set apart shall be reduced to cash as soon as may be expeditious under the circumstances. Any administrative costs or expenses incurred incident to the final liquidation of such separate Trust Funds shall be paid by the Employer, except that in the case of bankruptcy or insolvency of such Employer any such costs shall be charged against the Trust Fund. Following such reduction of such Trust Fund to cash, the accounts of the Participants shall then be valued as provided in Section 4.4 and shall be fully vested, whereupon each such Participant shall become entitled to receive the entire amount of cash and Common Stock attributable to his Account, provided distribution is in the form of a lump sum and by reason of an event described in Section 401(k)(10) of the Code. The terminating Employer shall promptly advise the appropriate District Director of Internal Revenue of the termination and the Company may direct the Trustee to delay the final distribution to the Participants until the District Director shall advise in writing that such termination does not adversely affect the previously qualified status of the Plan or the exemption from tax of the Trust under Section 401(a) or 501(a) of the Code.

             10.9   Effect    of    Termination   or    Discontinuance   of
          Contributions: In the event of a termination or partial termination of the Plan with respect to an Employer or its
          Employees, then all amounts credited to the accounts of the affected Participants of such Employer shall become fully vested and non-forfeitable. If any Employer shall completely discontinue its Contributions to the Trust Fund or suspend its Contributions to the Trust Fund under such circumstances as to constitute a complete discontinuance of Contributions within the purview of the reasoning of U.S. Treasury Regulations para. 1.401-6(c), then all amounts credited to the accounts of the Participants of such Employer shall become fully vested and non-forfeitable, and throughout any such period of discontinuance of Contributions by an Employer, all other provisions of the Plan shall continue in full force and effect with respect to such Employer other than the provisions for Contributions by such Employer.

             10.10 Merger of Plan with Another Plan: In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under, any other plan of deferred

          HOU01A:316781.5
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          compensation maintained or  to be established for  the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

                    (a) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit
               immediately  after   the  merger,   consolidation   or
               transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

                    (b)  Resolutions of the Board of Directors  of the
               Employer under this Plan, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants,
               its  resolutions   shall  include   an  assumption  of
               liabilities  with   respect  to   such   Participants'
               inclusion in the new employer's plan; and

                    (c) Such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

             10.11 Rollover from Qualified Plans: With the approval of the Committee, and subject to such terms and conditions as the Committee may establish in order that the action contemplated by this Section 10.11 not have an adverse effect upon the qualified status of the Plan and its related Trust Agreement, a Participant in this Plan may make a rollover of amounts received from a qualified plan maintained by the Company, its Affiliates or any other employer if approved by the Company provided that the distribution from such other qualified plan constitutes an "eligible rollover distribution" within the meaning of
          Section 402 of the Code, and provided that all other requirements applicable under Section 402 of the Code be complied with in order that the acceptance by this Plan of the distribution from the other plan be treated as a rollover under Section 402 of the Code. Any such amounts rolled over into this Plan shall be allocated to the Participant's Rollover Account and the Participant shall be 100% vested in the amount in his Rollover Account. The withdrawal provisions in Section 3.3 applicable to Rollover Contributions shall be applicable to withdrawals from a Participant's Rollover Account.












          HOU01A:316781.5
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                                      ARTICLE XI

                               LIMITATIONS ON BENEFITS

                    Notwithstanding any provision of this Plan to the contrary, the total Annual Additions made to the Account of a Participant for any Plan Year shall be subject to the following limitations:

              I.    Single Defined Contribution Plan

                    1. If an Employer does not maintain any other qualified plan, the amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

                    2.   Prior    to   the    determination   of   the
               Participant's actual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated annual Compensation for such Limitation Year. Such estimated
               annual   Compensation   shall   be  determined   on  a
               reasonable basis and shall be uniformly determined for
               all  Participants similarly  situated.   Any  Employer
               contributions  (including  allocation  of forfeitures)
               based  on  estimated   annual  Compensation  shall  be
               reduced by any Excess Amounts carried over from prior years.

                    3.   As  soon  as  is  administratively   feasible
               after the end of the Limitation Year, the maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

                    4. If there is an Excess Amount with respect to a Participant for the Limitation Year, such Excess shall be disposed of as follows:

                         A.   There  shall  first be  returned to
                    the Participant (i) his after-tax contributions attributable to that Limitation Year, if any are authorized under the Plan, and then (ii) his Deferred Contributions attributable to that Limitation Year, to the extent such returned Contributions would reduce the Excess Amount pursuant to the regulations enacted under Code Section 415.

                         B.   If  any  such  Excess Amount  shall
                    then remain, there shall then be a reduction of the Employer Contributions allocated to the Participant, and the amount of the reduction of the Employer Contributions for

          HOU01A:316781.5
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                    such Participant shall  be reallocated out of
                    the Account of such Participant and shall be held in a suspense account which shall be applied as a part of (and to reduce to such extent what would otherwise be) the Employer Contributions for all Participants required to be made to the Plan during the next
                    subsequent  calendar  month  or  months.   No
                    portion   of  such   Excess  Amount   may  be
                    distributed   to   Participants   or   former
                    Participants.   If a suspense  account is  in
                    existence at any  time during the  Limitation
                    Year  pursuant  to  this   Paragraph B,  such
                    suspense account shall not participate in the allocation of investment gains or losses of the Trust Fund.

                         C.   If  any  such  Excess Amount  shall
                    then remain, the Excess Amount of the Participant's Deferred Contributions, as
                    defined in Section 3.2, shall be used to reduce Deferred Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Participant if that Participant is eligible to participate in the Plan as of the end of the next and succeeding Limitation Years. However, if that Participant is not eligible to participate in the Plan as of the end of the Limitation Year, then the Excess Amounts must be held unallocated in a suspense account and applied in the next subsequent calendar month or months as a part of (and to reduce to such extent what would otherwise be) the Employer Contribution for all Participants required to be made to the Plan. No portion of such Excess Amount may be distributed to Participants or former Participants. If a suspense account is in existence at any time during the Limitation Year pursuant to this paragraph C, such suspense account shall not participate in the allocation of investment gains or losses of the Trust Fund.


             II.    Two or More Defined Contribution Plans

                    1. If, in addition to this Plan, the Employer maintains any other qualified defined contribution plan, the amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year, shall not exceed the lesser of:

                         A.   the  Maximum  Permissible   Amount,
                    reduced by the sum of any Annual Additions allocated to the Participant's accounts for

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                    the  same Limitation  Year  under such  other
                    defined contribution plan or plans; or

                         B.   any  other limitation  contained in
                    this Plan.

                    2.   Prior    to   the    determination   of   the
               Participant's actual Compensation for the Limitation Year, the amount referred to in Section 11(II)1(A)
               above  may   be  determined   on  the   basis  of  the
               Participant's estimated annual  Compensation for  such
               Limitation Year.   Such estimated annual  Compensation
               shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly
               situated.    Any   Employer  contribution   (including
               allocation of forfeitures) based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years.

                    3.   As  soon  as  is  administratively   feasible
               after the end of the Limitation Year, the amounts referred to in Section 11(II)1(A) above shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

                    4. If a Participant's Annual Additions under this Plan and all such other defined contribution plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the amounts last allocated.

                    5. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                         A.   the  total Excess  Amount allocated
                    as of such date (including any amount which would have been allocated but for the limitations of Section 415 of the Code); times

                         B.   the   ratio   of   (1) the   amount
                    allocated to the Participant as of such date under this Plan, divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

                    6. Any Excess Amounts attributed to this Plan shall be disposed of as provided in Section 11(I)4.




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            III.    Defined Contribution and Defined Benefit Plan

                    1.   General Rule:  If the Employer maintains  one
               or  more defined  contribution plans  and one  or more
               defined  benefit  plans,   the  sum  of  the  "defined
               contribution plan fraction" and the "defined benefit plan fraction", as defined below, cannot exceed 1.0
               for  any  Limitation  Year.    For  purposes  of  this
               Section, employee contributions to a qualified defined
               benefit  plan  are   treated  as  a  separate  defined
               contribution plan.   For purposes of this Section, all
               defined contribution plans of an Employer are to be treated as one defined contribution plan and all defined benefit plans of an Employer are to be treated as one defined benefit plan, whether or not such plans have been terminated.

                         If the sum  of the defined  contribution plan
               fraction and defined benefit plan fraction exceeds 1.0, the Annual Benefit of the defined benefit plans will be reduced so that the sum of the fractions will
               not exceed 1.0.   In no event will the  Annual Benefit
               be decreased  below the amount  of the accrued benefit
               to date.   If  additional reductions  are required for
               the sum of the fractions to equal 1.0, the reductions will then be made to the Annual Additions of the defined contribution plans.

                    2.   Defined Contribution Plan Fraction

                         A.   General      Rule:  The     defined
                    contribution  plan fraction  for any  year is
                    (1) divided by (2), where:

                              (1)  is the sum of  the actual
                         Annual     Additions     to     the
                         Participant's account  at the close
                         of the Limitation Year; and

                              (2)  is the sum of  the lesser
                         of the following amounts determined
                         for  such year  and for  each prior
                         year of service of the Employee:

                                   a.   1.25  times the
                              dollar    limitation   in
                              effect for each such year
                              (without  regard  to  the
                              special            dollar
                              limitations  for employee
                              stock  ownership  plans);
                              or

                                   b.   1.4  times  25%
                              of    the   Participant's


          HOU01A:316781.5
                 008939.0157



                              Compensation   for   each
                              such year.

                         B.   If the Employee was  a participant,
                    as of January 1, 1987, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
                    (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of December 31, 1986, and disregarding any changes in the terms and conditions of the plan made after May 6, 1986, but using the Code Section 415 limitation applicable to the 1987 Limitation Year.

                         C.   The   Annual   Additions  for   any
                    Limitation  Year  before  1987  shall  not be
                    recomputed    to     treat    all    employee
                    contributions as Annual Additions.

                    3.   Defined Benefit Plan Fraction

                         A.   General Rule:  The  defined benefit
                    plan fraction for any  year is (1) divided by
                    (2), where:

                              (1)  is  the  projected Annual
                         Benefit  of  the Participant  under
                         the  Plan  (determined  as  of  the
                         close of the Limitation Year); and

                              (2)  is the lesser of:

                                   a.   1.25  times the
                              dollar         limitation
                              (adjusted,  if necessary)
                              for such year; or

                                   b.   1.4  times 100%
                              of    the   Participant's
                              Average  Compensation for
                              the   high   three  years
                              (adjusted, if necessary).

                         B.   Notwithstanding  the above,  if the
                    Employee was a participant, as of January 1, 1987, in one or more defined benefit plans

          HOU01A:316781.5
                 008939.0157



                    maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Employee had accrued as of December 31, 1986, disregarding any changes in the terms and conditions of the plan(s) after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415.


             IV.    Definitions

                    1.   Employer:  The   Company   and    any   other
               Employer  that adopts  this Plan.   In  the case  of a
               group  of  employers  which constitutes  a  controlled
               group   of   corporations    (as   defined   in   Code
               Section 414(b) as modified by Section 415(h)) or which constitutes trades and businesses (whether or not incorporated) which are under common control (as
               defined   in  Code   Section 414(c)  as   modified  by
               Section 415(h)) or an affiliated service group (as defined in Code Section 414(m)), all such employers shall be considered a single Employer for purposes of applying the limitations of these sections.

                    2.   Excess    Amount:  The    excess    of    the
               Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                    3.   Limitation  Year:  A  12   consecutive  month
               period ending on December 31.

                    4.   Maximum     Permissible     Amount:  For    a
               Limitation Year, the Maximum Permissible Amount with respect to any Participant shall be the lesser of:

                         A.   $30,000 (or, if greater, 1/4 of the
                    defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year); or

                         B.   25%     of     the    Participant's
                    Compensation for the Limitation Year.

                    5. Compensation: For purposes of determining compliance with the limitations of Code Section 415, Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan, including, but not limited to, commissions paid salesmen, compensation for services based on a percentage of profits, commissions on

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                 008939.0157



               insurance premiums, tips and bonuses, and excluding the following:

                         (a)  Employer contributions to a plan of
                    a deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an employee to a simplified employee pension plan to the extent such contributions are deductible under Code Section 219(b)(2), and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed (however, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation in the year such amounts are included in the gross income of the Employee);

                         (b)  amounts realized  from the exercise
                    of a non-qualified stock option, or when restricted stock (or property) held by an employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                         (c)  amounts  realized  from  the  sale,
                    exchange  or  other   disposition  of   stock
                    acquired under a qualified stock option; and

                         (d)  other amounts which receive special
                    tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code
                    Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

                         For purposes  of applying  the limitations in
               this Article, amounts included as compensation are those actually paid or made available to a Participant
               within  the Limitation  Year.   For  Limitation  Years
               beginning after December 31, 1988, Compensation shall be limited to $200,000 (unless adjusted in the same manner as permitted under Code Section 415(d)). For Limitation Years beginning after December 31, 1993, Compensation shall be limited to $150,000 (unless adjusted in the same manner as permitted under Code
               Section 415(d)). Notwithstanding anything to the contrary in the definition, compensation shall include
               any  and   all  items  which   may  be  includable  in
               Compensation under Section 415(c)(3) of the Code.



          HOU01A:316781.5
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                    6.   Average      Compensation:  The       average
               Compensation during a Participant's high three years of service, which period is the three consecutive calendar years (or the actual number of consecutive years of employment for those employees who are employed for less than three consecutive years with the Employer) during which the Employee had the greatest aggregate Compensation from the Employer.

                    7. Annual Benefit: A benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which Employees do
               not   contribute   and   under   which   no   rollover
               contributions are made.

                    8.   Annual  Additions:  With   respect  to   each
               Limitation   Year,   the   total   of   the   Employer
               Contributions, Deferred Contributions, Forfeitures and
               amounts  described   in   Code   Sections 415(l)   and
               419A(d)(2)  which are  allocated  to  a  Participant's
               Account.




































          HOU01A:316781.5
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                                     ARTICLE XII

                             TOP-HEAVY PLAN REQUIREMENTS

             12.1 General Rule: For any Plan Year for which this Plan is a Top-Heavy Plan, as defined in Section 12.7, despite any other provisions of this Plan to the contrary, this Plan shall be subject to the provisions of this Article XII.

             12.2 Vesting Provisions: Each Participant who has completed an Hour of Service after the Plan becomes top heavy and while the Plan is top heavy and who has completed the Vesting Service specified in the following table shall be vested in his account under this Plan at least as rapidly as is provided in the following schedule:

                         Vesting Service               Vested Percentage

                           Less than 2 years                   0%
                           2 but less than 3 years            20%
                           3 but less than 4 years            40%
                           4 but less than 5 years        66 2/3%
                           5 years or more                   100%

          If an account becomes vested by reason of the application of the preceding schedule, it may not thereafter be forfeited by reason of re-employment after retirement pursuant to a suspension of benefits provision, by reason of withdrawal of any mandatory employee contributions to which employer contributions were keyed, or for any other reason. If the Plan subsequently ceases to be top heavy, the preceding schedule shall continue to apply with respect to any Participant who had at least three years of service (as defined in Treasury Regulation para. 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was top heavy. For all other Participants, the vested percentage provided in the preceding schedule prior to the date the Plan ceases to be top heavy shall not be reduced.

             12.3   Minimum Contribution  Provisions:  Each Participant who
          (i) is a Non-Key Employee, as defined in Section 12.7 and (ii) is employed on the last day of the Plan Year will be entitled to have contributions and forfeitures allocated to his account of not less than 3% (the "Minimum Contribution Percentage") of the Participant's Compensation. This minimum allocation shall be provided without taking pre-tax contributions into account. A Non-Key Employee may not fail to receive a Minimum Contribution Percentage because of a failure to receive a specified minimum amount of compensation or a failure to make mandatory employee or elective contributions. This Minimum Contribution Percentage will be reduced for any Plan Year to the percentage at which contributions (including Forfeitures) are made or are required to be made under the Plan for the Plan Year for the Key Employee for whom such percentage is the highest for such Plan Year. For this purpose, the percentage with respect to a Key Employee will be determined by dividing the contributions (including Forfeitures)


          HOU01A:316781.5
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          made  for such Key Employee by his total compensation (as defined in Section 415 of the Code).

                    Contributions considered under the first paragraph of this Section 12.3 will include Employer contributions under this Plan and under all other defined contribution plans required to be included in an Aggregation Group (as defined in Section 12.7 below), but will not include Employer contributions under any plan required to be included in such aggregation group if the plan enables a defined benefit plan required to be included in such group to meet the requirements of the Code prohibiting discrimination as to contributions in favor of employees who are officers, shareholders or the highly compensated or prescribing the minimum participation standards. If the highest rate allocated to a Key Employee for a year in which the Plan is top-heavy is less then 3%, amounts contributed as a result of a salary reduction agreement must be included in determining contributions made on behalf of Key Employees.

                    Contributions considered under this Section will not include any contributions under the Social Security Act or any other federal or state law.

             12.4 Limitation on Contributions: In the event that the Company, another Employer or an Affiliate (hereinafter in this Article collectively referred to as a "Considered Company") also maintains a defined benefit plan providing benefits on behalf of Participants in this Plan, one of the two following provisions will apply:

                    (a) If for the Plan Year this would not be a Top-Heavy Plan if "90%" were substituted for "60%" in
               Section 12.7,  then  the  percentage  of  3%  used  in
               Section 12.3 is changed to 4%.

                    (b)   If  for  the   Plan  Year  this  Plan  would
               continue  to  be   a  Top-Heavy  Plan  if  "90%"  were
               substituted for "60%," in Section 12.7, then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section 11(III) for the
               Limitation  Year   ending  in   such   Plan  Year   by
               substituting "1.0" for "1.25" in each place such figure appears. This subsection (b) will not apply for such Plan Year with respect to any individual for
               whom  there   are   no   (i) employer   contributions,
               forfeitures or voluntary non-deductible contributions allocated to such individual or (ii) accruals earned
               under the  defined  benefit plan.    Furthermore,  the
               transitional rule set forth in Section 415(e)(6)(B)(i) of the Code shall be applied by substituting "$41,500" for "$51,875" where it appears therein.

             12.5 Coordination with Other Plans: If another defined benefit plan maintained by a Considered Company provides contributions or benefits on behalf of a Participant in this

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                 008939.0157



          Plan, such other plan shall be treated as a part of this Plan pursuant to applicable principles prescribed by U.S. Treasury Regulations or applicable IRS rulings (such as Revenue Ruling 81-202 or any successor ruling) to determine whether this Plan satisfies the requirements of Section 12.3 and to avoid inappropriate omissions or inappropriate duplication of minimum contributions. The determination shall be made by the Committee upon the advice of counsel. In the event a Participant is covered by a defined benefit plan which is top heavy pursuant to
          Section 416 of the Code, a comparability analysis (as prescribed by Revenue Ruling 81-202 or any successor ruling) shall be performed in order to establish that the plans are providing benefits at least equal to the defined benefit minimum.

             12.6   D i s t r i b u t i o n s   t o   C e r t a i n   K e y
          Employees: Notwithstanding any other provision of this Plan to the contrary, the entire interest in this Plan of each Participant who is a 5% owner (as described in
          Section 416(i)(1)(A) of the Code determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70 1/2) shall be distributed to such Participant not later than the first day of April following the calendar year in which such individual attains age 70 1/2.

             12.7 Determination of Top-Heavy Status: The Plan will be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the aggregate of the accounts under the Plan (determined as of the Valuation Date) for Participants (including former Participants) who are Key Employees exceeds 60% of the aggregate of the accounts of all Participants, excluding former Key Employees, or if this Plan is required to be in an Aggregation Group, any such Plan Year in which such Group is a Top-Heavy Group. In determining Top-Heavy status, if an individual has not performed one hour of service for any Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account.

                    For purposes of this Section, the capitalized words have the following meanings:

                    (a)   "Aggregation  Group"  means  the  group   of
               plans, if any, that includes both the group of plans required to be aggregated and the group of plans
               permitted  to  be  aggregated.    The  group  of plans
               required to be aggregated (the "required aggregation group") includes:

                          (i) Each plan of  a Considered  Company
                    in which a Key Employee is a participant in the Plan Year containing the Determination Date, or any of the four preceding Plan Years, and

                          (ii)     Each  other   plan,  including
                    collectively bargained plans, of a Considered

          HOU01A:316781.5
                 008939.0157



                    Company which, during  this period, enables a
                    plan in which a Key Employee is a participant
                    to   meet   the   requirements  of   Sections
                    401(a)(4) and 410 of the Code.

                          The group of plans that  are permitted to be
               aggregated   (the "permissive    aggregation   group")
               includes the required aggregation group plus one or more plans of a Considered Company that is not part of the required aggregation group and that the Considered Company certifies as a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                    (b) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year. However, for the first Plan Year of this Plan, Determination Date means the last day of that Plan Year.

                    (c) "Key Employee" means any Employee or former Employee under this Plan who, at any time during the Plan Year in question or during any of the four preceding Plan Years, is or was one of the following:

                          (i) An officer of a  Considered Company
                    having an annual compensation greater than 50% of the amount in effect under
                    Section 415(b)(1)(A) of the Code for any such Plan Year. Whether an individual is an officer shall be determined by the Considered Company on the basis of all the facts and circumstances, such as an individual's authority, duties, and term of office, not on the mere fact that the individual has the title of an officer. For any such Plan Year, officers considered to be Key Employees will be no more than the fewer of:

                              (A)  50 Employees; or

                              (B)  10% of the Employees or,
                          if   greater   than  10%,   three
                          Employees.

                    For this purpose, the highest paid officers shall be selected.

                          (ii)     One   of  the   ten  Employees
                    owning (or considered as owning, within the meaning of the constructive ownership rules of Section 416(i)(1)(B) of the Code) the largest interests in the Considered Company.

          HOU01A:316781.5
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                    An Employee  who has some  ownership interest
                    is considered to be one of the top ten owners unless at least ten other employees own a
                    greater   interest    than   that   Employee.
                    However, an Employee will not be considered a top ten owner for a Plan Year if the Employee earns less than the maximum dollar limitation
                    on  annual  additions   to  a   participant's
                    account in a defined contribution plan under the Code, as in effect for the calendar year in which the Determination Date falls.

                          (iii)    Any  person  who  owns (or  is
                    considered as owning, within the meaning of the constructive ownership rules of
                    Section 416(i)(1)(B) of the Code) more than 5% of the outstanding stock of a Considered Company or stock possessing more than 5% of the combined voting power of all stock of the Considered Company.

                          (iv)     Any person who  has an  annual
                    compensation from the Considered Company of more than $150,000 and who owns (or is considered as owning within the meaning of the constructive ownership rules of
                    Section 416(i)(1)(B) of the Code) more than 1% of the outstanding stock of the Considered Company or stock possessing more than 1% of the total combined voting power of all stock of the Considered Company. For purposes of this subsection, compensation means all items includable as compensation for purposes of applying the limitations on annual additions to a Participant account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the Code.

               For purposes of this subsection (c), a Beneficiary of a Key Employee shall be treated as a Key Employee. For purposes of parts (iii) and (iv), each Considered Company is treated separately in determining ownership percentages; but all such Considered Companies shall be considered a single employer in determining the amount of compensation.

                    (d) "Non-Key Employee" means any employee (and any Beneficiary of an employee) who is not a Key Employee.

                    (e)   "Top-Heavy  Group"  means   the  Aggregation
               Group, if as of the applicable Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the

          HOU01A:316781.5
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               aggregate of  the accounts of  Key Employees under all
               defined contribution plans included in the Aggregation Group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all employees,
               excluding   former  Key   Employees  as   provided  in
               paragraph (i) below, under all such defined benefit plans plus the aggregate accounts for all employees,
               excluding   former  Key   Employees  as   provided  in
               paragraph (i)   below,   under    all   such   defined
               contribution plans.   In determining Top-Heavy status,
               if an individual has not performed one hour of service for any Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. If the Aggregation Group that is a Top-Heavy Group is a required aggregation group, each plan in
               the  group  will  be   a  Top-Heavy  Plan.    If   the
               Aggregation Group that is a Top-Heavy Group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as Top-Heavy Plans. If the Aggregation Group is not a Top-Heavy Group, no plan within such group will be a Top-Heavy Plan. In determining whether this Plan constitutes a Top-Heavy Plan, the Committee (or its agent) will make the following adjustments:

                    (f) When more than one plan is aggregated, the Committee shall determine separately for each plan as of each plan's Determination Date the present value of the accrued benefits (for this purpose using the actuarial assumptions set forth in the applicable plan
               or  account  balance.    The  results  shall  then  be
               aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

                    (g) In determining the present value of the cumulative accrued benefit (for this purpose using the actuarial assumptions set forth in the applicable pension plan) or the amount of the account of any employee, such present value or account will include
               the   amount   in  dollar   value  of   the  aggregate
               distributions   made  to   such  employee   under  the
               applicable plan during the five-year period ending on the Determination Date unless reflected in the value of the accrued benefit or account balance as of the most recent Valuation Date. The amounts will include distributions to employees representing the entire amount credited to their accounts under the applicable plan.

                    (h) Further, in making such determination, such present value or such account shall include any
               rollover  contribution  (or   similar  transfer),   as
               follows:

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                          (1) If  the  rollover contribution  (or
                    similar   transfer)   is  initiated   by  the
                    employee  and   made  to   or  from   a  plan
                    maintained by another Considered Company, the plan providing the distribution shall include such distribution in the present value of
                    such   account;   the   plan  accepting   the
                    distribution    shall   not    include   such
                    distribution in the present value of such account unless the plan accepted it before December 31, 1983.

                          (2) If  the  rollover contribution  (or
                    similar transfer) is not initiated by the employee or made from a plan maintained by another Considered Company, the plan accepting the distribution shall include such distribution in the present value of such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value of such account.

                    (i)   In   any  case  where  an  individual  is  a
               Non-Key Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit and any
               account   of  such   employee  shall   be   altogether
               disregarded.   For this purpose, to  the extent that a
               Key Employee is deemed to be a Key Employee if he or she met the definition of Key Employee within any of the four preceding Plan Years, this provision shall apply following the end of such period of time.

                    (j)   "Valuation  Date"  means  for  purposes  for
               determining the present value of an accrued benefit as
               of the  Determination Date  the date  determined as of
               the most recent valuation date which is within a 12-month period ending on the Determination Date. For the first plan year of a plan, the accrued benefit for
               a current employee  shall be determined  either (i) as
               if   the  individual  terminated  service  as  of  the
               Determination  Date  or  (ii) as  if   the  individual
               terminated service as of the valuation date, but taking into account the estimated accrued benefit as
               of the  Determination Date.   The Valuation Date shall
               be determined in accordance with the principles set forth in Q.&A. T-25 of Treasury Regulations para. 1.416-1.

                    (k)   For    purposes   of    this    Article XII,
               "Compensation" shall  have the meaning  given to it in
               Section 11(IV)(5).




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                 008939.0157



                                     ARTICLE XIII

                               TESTING OF CONTRIBUTIONS

             13.1 Definitions: For purposes of this Article XIII, the capitalized words have the following meanings:

                    (a)   "Compensation"  shall  mean  the  Employee's
               total  Compensation   for  services  rendered  to   an
               Employer  during   the  Plan  Year   and,  unless  the
               Committee elects otherwise, the Employee's Pre-Tax Contributions for the Plan Year and any amounts not currently included in the Employee's gross income by reason of the application of Section 125 of the Code.

                    (b)   "Employer  Contributions"  shall   mean  the
               amounts contributed to the Trust Fund by the Employer pursuant to Section 3.1.

                    (c) "Family Member" shall mean the spouse and the lineal ascendants and descendants (and spouses of such ascendants and descendants) of any Employee or former Employee.

                    (d) "Highly Compensated Employee" shall mean any Employee and any employee of an Affiliate who is a highly compensated employee under Section 414(q) of the Code, including any Employee and any employee of an Affiliate who, during the current Plan Year or prior Plan Year,

                          (i) was at any time a 5% owner; or

                          (ii)     received    Compensation   (as
                    defined in Section 11(IV)(5)) in excess of $75,000 (or such other amount as determined by the Secretary of the Treasury which reflects cost-of-living increases in accordance with the provisions of Code
                    Section 414(q)(1)); or

                          (iii)    received    Compensation   (as
                    defined in Section 11(IV)(5)) in excess of $50,000 (or such other amount as determined by the Secretary of the Treasury which reflects cost-of-living increases in accordance with the provisions of Code
                    Section 414(q)(1)) and was in the "top-paid group" (the top 20% of payroll excluding Employees described in Code Section 414(q)(8) and applicable regulations) for the Plan Year; or

                          (iv)     was   an   officer   receiving
                    Compensation       (as       defined       in
                    Section 11(IV)(5))   exceeding  50%   of  the

          HOU01A:316781.5
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                    dollar limit in  Section 415(b)(1)(A) of  the
                    Code). The number of officers shall be limited to 50 employees (or, if lesser, the greater of three employees or 10% of the employees).

                          If for any  year no officer of  the Employer
               is described in subparagraph (iv) above, the highest paid officer of the Employer for such year shall be treated as described in such paragraph.

                          In  determining  an Employee's  status  as a
               Highly  Compensated  Employee  within  the  meaning of
               Section 414(q), the entities set forth in Treasury Regulation Section 1.414(q)-1T Q&A-6(a)(1) through (4) must be taken into account as a single employer.

                         For  purposes  of   determining  whether   an
               individual is a Highly Compensated Employee for the current Plan Year, an Employee who meets the definition of Highly Compensated Employee set forth in
               Section 13.1(d) above by  virtue of  subparagraphs (i),
               (ii) or (iv) for the current Plan Year (but not for the prior Plan Year), shall not be treated as a Highly Compensated Employee unless such individual is a member of the group consisting of the 100 individuals who were paid the greatest Compensation (as defined in
               Section 11(IV)(5)) during the current Plan Year.

                    (e)  "Pre-Tax   Contributions"   shall  mean   the
               amounts  contributed  to  the   Trust  Fund  out  of  a
               Participant's Compensation pursuant to Section 3.2.

             13.2 Actual Deferral Percentage: The Actual Deferral Percentage for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                    (a) The amount of Pre-Tax Contributions actually paid to the Plan on behalf of each such Employee for such Plan Year, over

                    (b)  The  Employee's  Compensation (as  defined in
               Section 11(IV)(5)) for such Plan Year. Notwithstanding any provision in this Plan to the contrary, an Employer may, to the extent permitted by the Code and applicable regulations, elect to include as Compensation pre-tax or after-tax contributions made under this Plan or any other plan of the Employer.

          The individual  ratios and  Actual Deferral Percentages  shall be
          calculated   to  the  nearest  1/100  of   1%  of  an  Employee's
          Compensation.

                    An eligible Employee for the purpose of computing the Actual Deferral Percentage is defined in Treasury Regulation

          HOU01A:316781.5
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          Section 1.401(k)-1(g)(4).  The Actual  Deferral Percentage of  an
          eligible Employee who makes no Pre-Tax Contributions is zero.

             13.3 Actual Deferral Percentage Limits: The Actual Deferral Percentage for the eligible Highly Compensated Employees for any Plan Year shall not exceed the greater of (a) or (b), as follows:

                    (a)  The    Actual    Deferral    Percentage    of
               Compensation for the eligible non-Highly Compensated Employees times 1.25, or

                    (b) The lesser of (i) the Actual Deferral Percentage of Compensation for the eligible non-Highly Compensated Employees times 2.0 or (ii) the Actual Deferral Percentage of Compensation for the eligible non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

                    In determining the Actual Deferral Percentage of an Employee who is a five 5% owner or one of the ten most Highly Compensated Employees and who has a Family Member who is an Employee, any remuneration paid to the Family Member for services rendered to an Employer or an Affiliate and any contributions made on behalf of or by such Family Member shall be attributed to such Highly Compensated Employee. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                    The Actual Deferral Percentage for any Highly Compensated Employee who is eligible to have deferred contributions allocated to his account under one or more plans described in Section 401(k) of the Code that are maintained by an Employer or an Affiliate in addition to this Plan shall be determined as if all such contributions were made to this Plan. For purposes of determining whether the Actual Deferral Percentage limits of Section 13.3 are satisfied, all Pre-Tax Contributions that are made under two or more plans that are aggregated for purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan and if two or more plans are permissively aggregated for purposes of Code Section 401(k) the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan.

             13.4   Reduction of  Pre-Tax  Contribution Rates  by  Leveling
          Method:  If  on  the  basis  of the  Pre-Tax  Contribution  rates elected by Participants for any Plan Year, the Committee determines, in its sole discretion, that neither of the tests contained in (a) or (b) of Section 13.3 will be satisfied, the Committee may reduce the Pre-Tax Contribution rate of any Participant who is among the eligible Highly Compensated

          HOU01A:316781.5
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          Employees to  the extent necessary  to reduce the  overall Actual
          Deferral Percentage for eligible Highly Compensated Employees to a level which will satisfy either (a) or (b) of Section 13.3. The reductions in Pre-Tax Contribution rates shall be made in a manner so that the Actual Deferral Percentage of the affected Participants who elected the highest Actual Deferral Percentage shall be first lowered to the level of the affected Participants who elected the next to the highest Actual Deferral Percentage. If further overall reductions are required to achieve compliance with (a) or (b) of Section 13.3, both of the above-described
          groups  of  Participants  will  be   lowered  to  the  level   of
          Participants with  the next  highest Actual  Deferral Percentage,
          and  so   on,  until  sufficient  total   reductions  in  Pre-Tax
          Contribution rates have occurred to achieve compliance with (a) or (b) of Section 13.3.

             13.5 Increase in Pre-Tax Contribution Rates: If a Participant's Pre-Tax Contribution rate is reduced below the level necessary to satisfy either (a) or (b) of Section 13.3 for the Plan Year, such Participant may be eligible to increase his Pre-Tax Contribution rate for the remainder of the Plan Year to a level not in excess of that level which will satisfy the greater of (a) or (b) of Section 13.3. Such an increase in the Pre-Tax Contribution rate shall be made by Participants on a uniform and non-discriminatory basis, pursuant to such rules and procedures as the Committee may prescribe.

             13.6 Excess Pre-Tax Contributions: As soon as possible following the end of the Plan Year, the Committee shall determine whether either of the tests contained in Section 13.3 were satisfied as of the end of the Plan Year, and any excess Pre-Tax Contributions, plus any income and minus any loss attributable thereto, of those Participants who are among the Highly Compensated Employees shall be distributed to the affected Participants as of the end of such Plan Year. Such income shall include the allocable gain or loss for (i) the Plan Year and
          (ii) the period between the end of the Plan Year and the date of distribution.

                    An eligible Employee for the purpose of computing the Actual Deferral Percentage is defined in Treasury Regulation
          Section 1.401(k)-1(g)(4). The Actual Deferral Percentage of an eligible Employee who makes no Pre-Tax Contributions is zero.

                    The amount  of any  excess Pre-Tax Contributions  to be
          distributed  shall  be  reduced  by  Excess  Deferrals previously distributed to a Participant pursuant to Section 3.2 for the taxable year ending in the same Plan Year. All excess Pre-Tax Contributions shall be returned to the Participants no later than the last day of the following Plan Year. The excess Pre-Tax Contributions, if any, of each Participant who is among the Highly Compensated Employees shall be determined by computing the maximum Actual Deferral Percentage which each such Participant may defer under (a) or (b) of Section 13.3 and then reducing the Actual Deferral Percentage of some or all of such Participants who elected an Actual Deferral Percentage in excess of such

          HOU01A:316781.5
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          maximum by an  amount of  sufficient size to  reduce the  overall
          Actual Deferral Percentage for eligible Participants who are among the Highly Compensated Employees to a level which satisfies
          either  (a)  or  (b)   of  Section 13.3.    The  excess   Pre-Tax
          Contributions, if any, of each Participant shall be determined in such a manner that the Actual Deferral Percentage of such Participants who elected the highest Actual Deferral Percentage shall be first lowered to the level of such Participants who
          elected the next to  the highest Actual Deferral Percentage.   If
          further overall reductions are required to achieve compliance with (a) or (b) of Section 13.3, both of the above-described
          groups  of   Participants  will  be  lowered  to   the  level  of
          Participants with the next highest Actual Deferral Percentages, and so on, until sufficient total reductions have occurred to achieve compliance with (a) or (b) of Section 13.3.

                    The income or loss attributable to the Participant's excess Pre-Tax Contributions for the Plan Year shall be determined by multiplying the income or loss attributable to the Participant's Pre-Tax Contribution Account balance for the Plan Year by a fraction, the numerator of which is the excess Pre-Tax Contribution and the denominator of which is the Participant's total Pre-Tax Contribution Account balance. Unless the Committee elects otherwise, the income or loss attributable to the Participant's excess Pre-Tax Contributions for the period between the end of the Plan Year and the date of distribution shall be determined using the safe harbor method set forth in Treasury Regulations to Section 401(k) of the Code, and shall be equal to 10% of the allocable income or loss for the Plan Year, calculated as set forth immediately above, multiplied by the number of calendar months that have elapsed since the end of such Plan Year. A calendar month shall be deemed to have elapsed and shall be counted as a full month for this purpose if the distribution of excess Pre-Tax Contributions is made after the 15th day of that month; otherwise such distribution shall be treated as having been made on the last day of the preceding month. Excess Pre-Tax Contributions shall be treated as Annual Additions under
          Article XI of the Plan.

             13.7 Aggregation of Family Members in Determining the Actual Deferral Ratio:

               A. Calculation of Actual Deferral Ratios: If an eligible Highly Compensated Employee is subject to the family aggregation rules of Section 414(q)(6) of the Code because such Employee is either a 5% owner or one of the ten most Highly Compensated Employees, the combined actual deferral ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Pre-Tax Contributions and Compensation of all the eligible Family Members.

                    The Pre-Tax Contributions and Compensation of all Family Members are disregarded for purposes of determining the Actual Deferral Percentage for the group of non-Highly Compensated Employees, except to the extent taken into account in paragraph (A) above.

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                 008939.0157



               B. Aggregation of Family Groups: If an Employee is required to be aggregated as a Family Member of more than one family group, all eligible Employees who are Family Members of those groups that include the Employee are aggregated as one family group in accordance with paragraph (A) above.

               C. Excess Pre-Tax Contributions of Family Members: In the event that it becomes necessary to determine and correct the excess Pre-Tax Contributions of a Highly Compensated Employee whose actual deferral ratio is determined under the rules of
          Section 414(q)(6) of the Code and this Section 13.7, the actual deferral ratio calculated in paragraph (A) above shall be reduced using the leveling method set forth in Section 13.4 and the excess Pre-Tax Contributions to be distributed thereby shall be allocated among the Family Members in proportion to the Pre-Tax Contribution of each Family Member that is combined to determine the actual deferral ratio.

             13.8 Contribution Percentage: The Contribution Percentage for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                    (a) The total of the Employer Contributions (the "Aggregate Contributions") paid under the Plan on behalf of each Employee for such Plan Year, to

                    (b)  The  Employee's  Compensation (as  defined in
               Section 11(IV)(5)) for such Plan Year.

                    In computing the Contribution Percentage, the Employer may elect to take into account after-tax and pre-tax contributions made under this Plan or any other plan of the Employer to the extent that the following requirements are satisfied:

                    (1) the amount of non-elective contributions, including those qualified non-elective contributions treated as employer matching contributions for purposes of calculating the Contribution Percentage, satisfies the requirements of Section 401(a)(4) of the Code;

                    (2)  the  amount  of  non-elective  contributions,
               excluding those qualified non-elective contributions treated as employer matching contributions for purposes of calculating the Contribution Percentage and those qualified non-elective contributions treated as elective contributions under Section 1.401(k)-1(b)(5) for purposes of calculating the Actual Deferral Percentage, satisfies the requirements of
               Section 401(a)(4) of the Code;

                    (3) the elective contributions, including those treated as matching contributions for purposes of calculating the Contribution Percentage, satisfy the requirements of Section 401(k)(3) of the Code;

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                    (4)  the qualified  non-elective contributions are
               allocated to the Employee under the Plan as of a date within the Plan Year and the elective contributions satisfy Section 1.401(k)-1(b)(i) for the Plan Year; and, if applicable, the Plan and the plans to which the
               qualified   non-elective  contributions   and  elective
               contributions are made, are or could be aggregated for purposes of Section 410(b).

          A Participant's Contribution Percentage shall be determined after determining the Participant's Excess Deferrals, if any, pursuant to Section 3.2, and after determining the Participant's excess Pre-Tax Contributions pursuant to Section 13.6.

             13.9 Contribution Percentage Limits: The Contribution Percentage for the eligible Employees for any Plan Year who are Highly Compensated Employees shall not exceed the greater of (a) or (b), as follows:

                    (a) The Contribution Percentage for the eligible Employees who are not Highly Compensated Employees times 1.25, or

                    (b)  The lesser of (i) the Contribution Percentage
               for the eligible Employees who are not Highly Compensated Employees times 2.0 or (ii) the Contribution Percentage for the eligible Employees who are not Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

          In determining the Contribution Percentage of an Employee who is a 5% owner or one of the ten most Highly Compensated Employees and who has a Family Member who is an Employee, any remuneration paid to the Family Member for services rendered to an Employer or to an Affiliate and any contributions made on behalf of or by such Family Member shall be attributed to such Highly Compensated Employee. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                    The Contribution Percentage for any Highly Compensated Employee for any Plan Year who is eligible to have matching employer contributions made on his behalf or to make after-tax contributions under one or more plans described in Section 401(a) of the Code that are maintained by an Employer or an Affiliate in addition to this Plan shall be determined as if all such contributions were made to this Plan.

                    In the event that this Plan must be combined with one or more other plans in order to satisfy the requirements of Code
          Section 410(b),   then  the  Contribution   Percentage  shall  be

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          determined as if  all such plans were  a single plan.   If two or
          more plans are permissively aggregated  for the purposes of  Code
          Section 410(b) (other than the average benefit percentage test), then the Contribution Percentage shall be determined as if all such plans were a single plan.

             13.10 Treatment of Excess Aggregate Contributions: If neither of the tests described in (a) or (b) of Section 13.9 are satisfied, the excess Aggregate Contributions, plus any income and minus any loss attributable thereto, shall be forfeited, or if not forfeitable, shall be distributed no later than the last day of the Plan Year following the Plan Year in which such excess Aggregate Contributions were made. Such income shall include the allocable gain or loss for (i) the Plan Year and (ii) the period between the end of the Plan Year and the date of distribution. The income or loss attributable to the Participant's excess Aggregate Contributions for the Plan Year shall be determined by multiplying the income or loss attributable to the Participant's Employer Contribution Account for the Plan Year by a fraction, the numerator of which is the excess Aggregate Contribution, and the denominator of which is the Participant's total Employer Contribution Account balance. Unless the Committee elects otherwise, the income or loss attributable to the Participant's excess Aggregate Contributions for the period between the end of the Plan Year and the date of distribution shall be determined using the safe harbor method set forth in Treasury Regulations to Code Section 401(m), and shall be equal to 10% of the allocable income or loss for the Plan Year (as calculated immediately above) multiplied by the number of calendar months that have elapsed since the end of the Plan Year. A calendar month shall be deemed to have elapsed and a full month shall be counted for this purpose if the distribution of excess Aggregate Contributions is made after the 15th day of that month; otherwise such distribution shall be treated as having been made on the last day of the preceding month. Excess Aggregate Contributions shall be treated as Annual Additions under Article XI of the Plan.

                    The excess Aggregate Contributions, if any, of each Participant who is among the Highly Compensated Employees shall be determined by computing the maximum Contribution Percentage under (a) or (b) of Section 13.9 and then reducing the Contribution Percentage of some or all of such Participants whose Contribution Percentage exceeds the maximum by an amount of sufficient size to reduce the overall Contribution Percentage for eligible Participants who are among the Highly Compensated Employees to a level which satisfies either (a) or (b) of
          Section 13.9. The excess Aggregate Contributions, if any, of each Participant shall be determined in such a manner that the Contribution Percentage of such Participants who have the highest actual contribution ratio under Section 13.8 shall be first lowered to the level of such Participants with the next to the highest actual contribution ratio under Section 13.8. If further overall reductions are required to achieve compliance with (a) or
          (b) of Section 13.9, both of the above-described groups of Participants will be lowered to the level of Participants with

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          the next  highest actual  contribution ratio under  Section 13.8, and  so on, until  sufficient total  reductions have  occurred to
          achieve compliance with  (a) or  (b) of Section 13.9.   For  each
          Participant who is a Highly Compensated Employee, the amount of excess Aggregate Contributions is equal to the total Employer Contributions on behalf of the Participant (determined prior to the application of this paragraph) minus the amount determined by
          multiplying   the   Participant's   actual   contribution   ratio
          (determined   after  application  of   this  paragraph)   by  his
          Compensation  used in  determining  such ratio.   The  individual
          ratios and Contribution Percentages shall be calculated to the nearest 1/100 of 1% of the Employee's Compensation.

             13.11 Aggregation of Family Members in Determining the Actual Contribution Ratio:

               A. Calculation of Actual Contribution Ratio: If an eligible Highly Compensated Employee is subject to the family aggregation rules of Section 414(q)(6) of the Code because such Employee is either a 5% owner or one of the ten most Highly Compensated Employees, the combined actual contribution ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Employer Contributions and Compensation of all the eligible Family Members.

                    The Employer Contributions and Compensation of all Family Members are disregarded for purposes of determining the Contribution Percentage for the group of Highly Compensated Employees, and the group of non-Highly Compensated Employees, except to the extent taken into account in paragraph (A) of this Section.

               B. Aggregation of Family Groups: If an Employee is required to be aggregated as a Family Member of more than one family group, all eligible Employees or Family Members of those groups that include the Employee are aggregated as one family group in accordance with paragraph (A) above.

               C. Excess Aggregate Contributions of Family Members: In the event that it becomes necessary to determine and correct the excess Aggregate Contributions of a Highly Compensated Employee whose actual contribution ratio is determined under the rules of Code Section 414(q)(6) and this Section 13.11, the actual contribution ratio shall be reduced as required under
          Section 13.10, and the excess Aggregate Contributions to be forfeited or distributed thereby should be allocated among the Family Members in proportion to the Employer Contributions of each Family Member that are combined to determine the actual contribution ratio.

             13.12 Multiple Use of Alternative Limitation: The rules set forth in Treasury Regulation Section 1.401(m)-2(b) for determination of multiple use of the alternative methods of compliance with respect to Sections 13.3 and 13.9 are hereby incorporated into the Plan. If a multiple use of the alternative

          HOU01A:316781.5
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          limitation  occurs  with   respect  to  two  or   more  plans  or
          arrangements maintained by an Employer, it shall be treated as an excess Aggregate Contribution and must be corrected by reducing the actual contribution ratio of Highly Compensated Employees eligible both to make elective contributions to receive matching
          contributions   under   the  401(k)   arrangement   or  to   make
          contributions under the 401(m) plan. Such reduction shall be by the leveling process set forth in Section 13.10.

















































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                                     ARTICLE XIV

                      TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION

               14.1 Transfer:  This Article applies  to distributions  made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               14.2 Definitions:

                    Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
          Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    Eligible Retirement Plan:  An eligible  retirement plan
          is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
          Section 408(b)  of  the  Code,   an  annuity  plan  described  in
          Section 403(a) of  the Code,  or a qualified  trust described  in
          Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                    Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former
          Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
          Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                    Direct Rollover:  A direct rollover is a payment by the
          plan   to  the   eligible  retirement   plan  specified   by  the
          distributee.





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                    IN WITNESS WHEREOF, Oceaneering International, Inc. has
          executed these presents as evidenced by the signatures of its duly authorized officers, in a number of copies, all of which shall constitute but one and the same instrument, which may be sufficiently evidenced by any such executed copy hereof, this 18th day of June, 1996.

                                   OCEANEERING INTERNATIONAL, INC.



                                   By   //S// GEORGE R. HAUBENREICH, JR.
                                        George R. Haubenreich, Jr.
                                        Vice President and General Counsel

          ATTEST:

          //S// SHEILA F. JAYNES
          Assistant Secretary






































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                                      SCHEDULE A


                    As of the above execution date, only the following companies have adopted this Plan and become Employers with respect thereto.

                    1.   Oceaneering International, Inc.
                    2.   Eastport International, Inc.
                    3.   Steadfast Oceaneering Inc.
                    4.   Solus Ocean Systems, Inc.
                    5.   Ocean Systems Engineering, Inc.












































          HOU01A:316781.5
                 008939.0157



                                      SCHEDULE B


                    Effective July 1, 1995, the following Investment Funds are available under the Plan:

                    (a) Fixed Income Account - this fund shall be invested in longer-term fixed-income securities, such as corporate bonds and commercial mortgages.

                    (b) Fidelity Puritan Fund - this fund shall be invested in a broadly diversified portfolio securities, including stocks, bonds and short-term instruments.

                    (c) Fidelity Growth Opportunities Fund - this fund shall be invested primarily in common stocks and securities convertible into common stocks.

                    (d) Fidelity Magellan Fund - this fund shall be invested primarily in equity securities of United States, multi-national and foreign countries.

                    (e) Warburg Pincus Emerging Growth Fund - this fund shall be invested in equity securities of domestic, emerging growth companies. Ordinarily, this fund shall invest 65% of its total assets in common stock or warrants, with the remainder invested in debt securities, preferred stock and money market instruments.

                    (f) Warburg Pincus International Equity Fund - this fund shall be invested in equity securities of companies that have their principal business activities and interests outside the United States.

                    (g) Oceaneering International Inc. Company Stock Fund - this fund shall be solely invested in Common Stock of the Company.

                    (h) GIC Fund - this fund is invested in a fixed investment contract or contracts issued by insurance companies.















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